UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05488

Nuveen Municipal Income Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Explanatory Note: Registrant is filing this amendment to its Form N-CSR for the period ended October 31, 2020 originally filed with the Securities and Exchange Commission on January 7, 2021 (Accession Number 0001821268-21-000007). The purpose of this amendment is to include additional information required by General Instruction A.2 of Form N-2.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Board of Directors of
Nuveen Municipal Income Fund, Inc.:

We consent to the use of our report dated December 28, 2020, with respect to the financial statements and financial highlights of Nuveen Municipal Income Fund, Inc., as of October 31, 2020, incorporated by reference in Registration Statement No. 333-237289 on Form N-2.

/s/ KPMG LLP

Chicago, Illinois
April 29, 2021

nuveen
A TIAA Company

Closed-End Funds

31 October 2020

Nuveen Municipal Closed-End Funds

NUV	Nuveen Municipal Value Fund, Inc.
NUW	Nuveen AMT-Free Municipal Value Fund
NMI	Nuveen Municipal Income Fund, Inc.
NEV	Nuveen Enhanced Municipal Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Annual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports
right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund
dividends and statements from your
financial professional or brokerage account.

or

www.nuveen.com/client-access
If you receive your Nuveen Fund
dividends and statements directly from
Nuveen.

NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

Chair’s Letter
to Shareholders

Dear Shareholders,
As 2020 draws to a close, the concerns that dominated much of the year are beginning to show signs of easing. COVID-19 vaccines are being administered around the world, with several of the vaccine candidates announcing high efficacy rates during their phase 3 trials. Markets took a generally positive view of Joe Biden winning the Electoral College, with Congress’s final confirmation of the Electoral College vote anticipated on January 6, 2021. The U.S. economy has made a significant, although incomplete, turnaround from the depths of a historic recession. In December, Congress passed another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the crisis. The bill’s next step is the President’s review and his approval or disapproval. Ongoing fiscal and monetary stimulus along with widening vaccine distribution have bolstered confidence that a semblance of normalcy can return in 2021.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue into the new year. COVID-19 cases are still alarmingly high in some regions, and the renewed restrictions on social and business activity taken by local and, in some cases, national authorities will undoubtedly hinder the economy’s momentum. The pandemic’s course can still be unpredictable. The timeline of vaccine rollouts depends on many variables, public confidence can shift and real-world efficacy remains to be seen. Additionally, the outcome of the Senate majority – which determines whether the government will be under split control or a Democrat majority – rests with Georgia’s two run-off elections on January 5, 2021. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning, within our goal of providing long-term value for our shareholders.
The new year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
December 22, 2020

Portfolio Managers’ Comments
Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen AMT-Free Municipal Value Fund (NUW)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Enhanced Municipal Value Fund (NEV)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC, the Funds’ investment adviser. Portfolio managers Daniel J. Close, CFA, Christopher L. Drahn, CFA, and Steven M. Hlavin discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these four national Funds. Dan has managed NUV and NUW since 2016. Chris assumed portfolio management responsibility for NMI in 2011. Steve has been involved in the management of NEV since its inception in 2009, taking on full portfolio management responsibility in 2010.
During August 2020, the Nuveen New Jersey Municipal Value Fund (NJV) and Nuveen Pennsylvania Municipal Value Fund (NPN) were approved for merger into NUW by the Funds’ Board of Trustees. The merger is pending shareholder approval.
What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended October 31, 2020?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures. As business and social activities were drastically restricted in March and April 2020 to slow the spread of COVID-19, U.S. gross domestic product (GDP) shrank 31.4% on an annualized basis in the second quarter of 2020 (following a 5% decline in the first quarter), according to the Bureau of Economic Analysis (BEA) “third” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Government relief programs provided significant aid to individuals and businesses as the economy began reopening in May 2020, which helped the economy bounce back strongly over the summer months. GDP rose 33.1% in the third quarter of 2020, according to the BEA’s “second” estimate. While the third quarter gain was historic, the economy remained below pre-pandemic growth levels. GDP growth was 2.4% in the fourth quarter of 2019 and 2.2% for 2019 overall.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment starting in March 2020. The Bureau of Labor Statistics said the unemployment rate rose to 6.9% in October 2020 from 3.6% in October 2019. As of October 2020, slightly more than half of the 22 million jobs lost in March and April 2020 have been recovered. The average hourly earnings rate appeared to soar, growing at an annualized rate of 4.5% in October 2020, despite the spike in unemployment. Earnings data was skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation remained muted, as decreases in gasoline, apparel and transportation prices offset an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.2% over the twelve-month reporting period ended October 31, 2020 before seasonal adjustment.
Prior to the COVID-19 crisis recession, the U.S. Federal Reserve (the Fed) had reduced its benchmark interest rate to support the economy’s slowing growth. The Fed also stopped shrinking its bond portfolio sooner than scheduled and began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels.
As the health and economic crisis deepened, the Fed enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April, June and July 2020 meetings, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers and maintained a cautious outlook for the U.S. economy. Also at the July 2020 meeting, the Fed extended some of its pandemic funding facilities by another three months to December 2020. At the annual Jackson Hole Economic Symposium, held virtually in August 2020, the Fed announced a change in inflation policy to average inflation targeting. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% rate over time. The Fed provided further clarification of the new inflation policy and left the benchmark interest rate unchanged at its September 2020 meeting. (As expected, there were no policy changes at the Fed’s November 2020 meeting, which occurred after the close of this reporting period.)
In March and April 2020, the U.S. government approved three aid packages. These included $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, as well as more than $100 billion in funding to health agencies and employers offering paid leave. As some of these programs began to expire, additional relief measures were under discussion in Congress, but a final deal had not been reached as of the end of this reporting period. The election outcome, subsequent to the close of the reporting period, did not change expectations for a stimulus bill, but the timing and size remained uncertain.
The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.

Geopolitical uncertainty remained elevated with the U.S. presidential election, the Brexit transition period winding down and U.S.-China relations deteriorating. While markets remained concerned about the potential for a disputed outcome, the next round of fiscal stimulus was expected to follow the presidential election. In Europe, the EU and U.K. continued to negotiate, but had not yet reached, a final Brexit agreement after the U.K. formally exited at the end of January 2020 and triggered the one-year transition period (which ends on December 31, 2020). Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.
Despite the severe sell-off in March 2020, municipal bonds managed positive performance over the twelve-month reporting period. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. Prior to the emergence of the novel coronavirus, interest rates had been pressured lower by signs that the economy’s momentum was slowing, a more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. Then, from late February through March 2020, coronavirus risks permeated the markets, sending U.S. Treasury yields to historic lows. Rate volatility increased sharply in that six-week period. As liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly (and yields spiked higher), amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Municipal bond prices became severely dislocated from Treasury prices. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. Monetary and fiscal interventions from the Fed and U.S. government helped the market recover in April and May, although spreads remain wider than average as of the end of the reporting period. The municipal yield curve steepened over this reporting period, with a pronounced drop in yields at the short end of the curve spearheading the steepening.
Prior to the market turmoil in March 2020, municipal bond gross issuance nationwide had been robust. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance has increased meaningfully since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs while adding to the scarcity value of tax-exempt issues.
Municipal bond funds saw consistently positive cash flows throughout 2019 and into early 2020, then suffered significant outflows in March 2020, particularly from high yield municipal bond funds. After the market stabilized in April 2020, fund flows subsequently turned positive again, bringing year-to-date flows through October 2020 back into positive territory. Demand has been resilient even though municipal defaults, as expected, have increased somewhat in 2020. Notably, default activity has occurred mainly in sectors with greater COVID-19 risk exposure, such as senior living, corporate-backed and real estate-backed. Additionally, while municipal credit ratings remain under pressure given the uncertain economic outlook, a wave of downgrades

Portfolio Managers’ Comments (continued)
has not materialized. With interest rates in the U.S. and globally remaining near all-time lows, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
What key strategies were used to manage the Funds during the twelve-month reporting period ended October 31, 2020, and how did these strategies influence performance?
Each Fund’s primary investment objective is to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories. For NUV, NUW and NMI, each Fund may use inverse floating rate securities (or tender option bond financing) to more efficiently implement its investment strategy to create up to 10% effective leverage. NEV also uses inverse floating rate securities to create effective leverage, but to a greater extent than NUV, NUW and NMI.  A further discussion on leverage can be found in the Fund Leverage section of this report.
Despite historic volatility in the municipal market during March and April 2020, municipal bond performance was positive over the twelve-month reporting period overall. Municipal yields fell, in concert with a steep drop in Treasury yields as the U.S. economy fell into a deep recession amid the virus lockdown. The decline was more dramatic at the short end of the municipal yield curve, which steepened the yield curve over the reporting period. Demand for municipal bonds recovered after the March-April 2020 sell-off, with mutual fund inflows resuming a positive trend (although more so for high grade than high yield municipal funds) and the market absorbing significant supply. With demand normalizing, high grade municipal bonds have made a full recovery from the March-April 2020 COVID-19 crisis, while high yield credit spreads have narrowed meaningfully but remained wider than where they began the reporting period.
Prior to the COVID-19 crisis market turmoil in late February 2020, most of the Funds’ trading was driven by reinvesting the proceeds from called and maturing bonds. One of the notable transactions during this reporting period was the state of Ohio refunding its legacy Buckeye Tobacco Settlement bonds and issuing new replacement bonds. All four Funds owned the legacy bonds and bought some of the replacement bonds. After the March 2020 sell-off, the market was favorable for executing tax-loss swaps. This strategy entailed selling depreciated bonds with lower yields and buying similarly structured but higher yielding bonds. This approach was implemented to enhance the Funds’ income earning capability and seek to make the Fund more tax efficient.
For NUV, the Fund reinvested the proceeds from called and maturing bonds across a wide range of sectors. In the second half of the reporting period, looking especially to beaten down sectors, the Fund bought six toll roads, three water and sewer, five dedicated tax, two public utilities, one health care, one tobacco, one New York City local general obligation (GO) and one transportation “other” (New York Metropolitan Transportation Authority (“MTA”)) bonds. We favored structures offering 4% and 5% coupons and longer maturities bonds. The Fund executed several tax loss swaps in May 2020, when prevailing market conditions were favorable to do so, such as state of Illinois debt and some narrow-based sales tax revenue bonds.

NUW invested similarly to NUV during this reporting period. Although with fewer bonds rolling off NUW’s portfolio, trading was less active. NUW bought New York MTAs, a New York City local GO, one health care, one dedicated tax, one public utility and a tobacco settlement bond (Michigan tobacco), and executed a tax loss swap. The Fund sold a few positions in the second half of the reporting period to fund new purchases. Conditions were more favorable for selling high grade paper at a loss, including Emory University, Austin Electric and some pre-refunded bonds, to reinvest in bonds with higher embedded yields. Like NUV, new purchases in NUW favored 4% and 5% coupon structures and primarily longer maturities.
NMI engaged in a number of tax loss swaps, most of which occurred in April and May 2020. As the market rebounded through the summer, the opportunities somewhat dissipated. Over the course of this reporting period, NMI’s sector weightings were not significantly changed, although there were slight weighting increases in the health care and tax-backed sectors. Although certain sectors and ratings categories were hit harder than others in the March-April 2020 sell-off, the Fund generally sought to maintain allocations to such sectors, and occasionally added incremental and opportunistic exposure. The Fund’s overall credit profile was also generally unchanged over the reporting period, although the AA rated category increased slightly. Additionally, the Fund continued a trend of utilizing lower coupon bond structures (for example, 4% coupon bonds rather than 5%) for the bonds’ more attractive characteristics and still reasonable defensiveness if interest rates rise.
Much of NEV’s trading was driven by reinvesting proceeds from bond calls and maturities, including the refundings of Buckeye Tobacco and Los Angeles County Tobacco bonds and maturing of U.S. Steel and Barclays Center Arena Brooklyn bonds, as well as a significant amount of tax loss swaps. The Fund added positions across a diverse group of sectors, including health care, transportation, sales tax revenue, tobacco, industrial development revenue (IDR), local GOs and airports. Also during this reporting period, NEV acquired shares in Energy Harbor when its holdings of certain municipal bonds issued by FirstEnergy Solutions were converted into Energy Harbor equity as part of FirstEnergy Solution’s emergence from bankruptcy protection. Over time, we expect to sell these shares and reinvest the proceeds into municipal bonds. Other municipal bonds issued by FirstEnergy Solutions, now known as Energy Harbor, were reinstated, which NEV still held its portfolio.
As of October 31, 2020, NUV, NUW and NEV continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, during this reporting period NUW entered into duration-shortening interest rate futures contracts. As interest rates declined, these contracts had a negative impact on performance during the reporting period.
How did the Funds perform during the twelve-month reporting period ended October 31, 2020?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns at net asset value (NAV) for the period ended October 31, 2020. Each Fund’s total returns at NAV are compared with the performance of a corresponding market index.
For the twelve months ended October 31, 2020, the total returns at NAV for the NUV, NUW and NMI underperformed the return for the national S&P Municipal Bond Index and NEV performed in line with the national index.

Portfolio Managers’ Comments (continued)
The factors affecting performance in this reporting period included yield curve and duration positioning, credit ratings allocation and sector allocation. In addition, the use of leverage was an important factor affecting performance of NEV. Leverage is discussed in more detail later in the Fund Leverage section of this report.
After the turmoil of the March-April 2020 period, yields fell somewhat more uniformly across the high grade (AAA rated) municipal yield curve over the second half of the reporting period, such that the entire curve was lower in yield when viewed over a full twelvemonth timeframe. Generally, longer duration bonds performed better in this reporting period. For NUV and NUW, duration and yield curve positioning was a positive contributor to relative performance, with outperformance from both an overweight allocation to the longest duration segment and an underweight allocation to the shortest duration segment. NUW also held a duration-shortening interest rate future position that was negative for performance. NMI held a modest overweight in longer duration bonds, which generally aided relative performance and offset the negative impact of some older lower duration holdings. For NEV, which uses leverage to a greater extent than the other three Funds, the leveraged duration position had a negligible impact on total return performance during the reporting period.
For the reporting period overall, the high grade (AAA and AA) ratings categories generally performed the best, although credit spreads did generally grind somewhat tighter and helped performance over the second half of the reporting period. Credit ratings allocations had the largest impact on the Funds’ relative performance in this period. NUV and NUW held overweight allocations to A rated and BBB rated bonds, which were detrimental, as spreads widened significantly for lower rated credits in March 2020 and had only partially recovered by the end of the reporting period. The Funds were also hurt by underweight allocations to high grade paper (AAA and AA rated for NUV, and AAA rated for NUW). NMI’s credit quality positioning was also disadvantageous, with overweights to A rated, BBB rated and non-rated bonds and underweights to AAA and AA rated bonds all detracting from performance. In addition, NMI held longer duration positions in Metropolitan Pier Illinois zero coupon bonds that performed poorly due to spread widening. NEV’s overweight allocation to bonds rated BBB and below was the main detractor from relative performance.
On a sector allocation basis, NUV and NUW performed well. NUV’s overweight to the pre-refunded and appropriation debt sectors and underweight positioning in senior living/life care facilities added to relative performance, offsetting the underperformance of an underweight to state and local GOs. NUW was most helped by overweight allocation to pre-refunded bonds and an underweight to senior living/life care facilities, while an underweight to state GOs modestly detracted. NMI’s underweighting and security selection in the strong performing tax-supported sector (particularly GOs) dampened relative performance. In the health care sector, NMI’s overweight in the senior living/life care facilities and security selection in the hospital segment were also unfavorable to performance. NEV’s overweight to the tobacco sector, which was the best performing sector in the market, along with strong security selection within the sector, contributed positively to performance. However, NEV’s overall sector positioning detracted from performance due to underweight allocations to stronger performing sectors such as utilities and state and local GOs, and overweight allocations to lagging sectors such as hospitals and IDRs.

Individual security selection was disadvantageous for NUV and NUW in this reporting period. The timing of certain purchases worked against the two Funds, as bonds bought when interest rates were near the lows in June, July and August underperformed. Bonds with BBB and A ratings also tended to lag in this reporting period. However, our selection in long dated zero coupon bonds was beneficial. NEV also held a number of standout performers in zero coupon bonds, particularly Buckeye Tobacco and Puerto Rico Childrens Trust Fund Tobacco Settlement bonds. Additionally, NEV benefited from the reinstatement of Energy Harbor (formerly FirstEnergy Solutions) secured bonds after the company successfully exited bankruptcy (as described in the strategy section of this commentary). The Fund’s strong performing tobacco and Energy Harbor secured bond positions helped offset weakness in the Energy Harbor equity position, which suffered a correction on negative headline news about the predecessor company and its former parent company, and in bonds that have been slower to recover from the March 2020 market stress, such as state of Illinois GOs, Chicago GOs and New Jersey State Transportation debt.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of NEV’s common shares relative to its comparative benchmark was the Fund’s use of leverage. The Fund obtains leverage through investments in inverse floating rate securities, which represent a leveraged investment in an underlying bond. This was also a factor, although less significantly, for NUV and NUW because their use of leverage is more modest. NMI did not invest in inverse floating rate securities during the reporting period.
The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

Leverage had a negligible impact on the performance of NUV, NUW and NEV over the reporting period.

As of October 31, 2020, the Funds’ percentages of leverage are as shown in the accompanying table.
	NUV	NUW	NMI	NEV
Effective Leverage*	1.35%	0.76%	0.00%	34.80%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of October 31, 2020. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.
	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NUV	NUW	NMI	NEV
November 2019	$0.0310	$0.0470	$0.0360	$0.0565
December	0.0310	0.0390	0.0360	0.0565
January	0.0310	0.0390	0.0360	0.0565
February	0.0310	0.0390	0.0360	0.0565
March	0.0310	0.0390	0.0330	0.0565
April	0.0310	0.0390	0.0330	0.0565
May	0.0310	0.0390	0.0330	0.0610
June	0.0310	0.0390	0.0330	0.0610
July	0.0310	0.0390	0.0330	0.0610
August	0.0310	0.0390	0.0330	0.0610
September	0.0310	0.0390	0.0330	0.0610
October 2020	0.0310	0.0390	0.0330	0.0610
Total Distributions from Net Investment Income	$0.3720	$0.4760	$0.4080	$0.7050
Total Distributions from Long Term Capital Gains*	$ —	$ —	$0.0357	$ —
Total Distributions	0.3720	0.4760	0.4437	0.7050

Yields
Market Yield**	3.44%	2.89%	3.50%	5.01%
Taxable-Equivalent Yield**	5.73%	4.88%	5.91%	8.46%

*	Distribution paid in December 2019.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, common shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Common Share Information (continued)
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closedendfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE EQUITY SHELF PROGRAM
During the current reporting period, NUW and NMI were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, NUW and NMI, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The total amount of common shares authorized under these Shelf Offerings are shown in the accompanying table.
	NUW	NMI
Additional authorized common shares	1,500,000	2,200,000*

*
Represents additional authorized common shares for the period September 23, 2020 through October 31, 2020. An additional 800,000 common shares were authorized for the period November 1, 2019 through March 8, 2020.

During the current reporting period, NMI sold common shares through its Shelf Offering at a weighted average premium to the NAV per common share as shown in the accompanying table.
NMI
Common shares sold through shelf offering	371,496
Weighted average premium to NAV per common share sold	1.73%
Refer to the Notes to Financial Statements, Note 5 – Fund Shares for further details on Shelf Offerings and each Fund’s transactions.
COMMON SHARE REPURCHASES
During August 2020, the Funds’ Board of Directors/Trustees reauthorized an open-market common share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.
As of October 31, 2020, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.
	NUV	NUW	NMI	NEV
Common shares cumulatively repurchased and retired	—	—	—	—
Common shares authorized for repurchase	20,690,000	1,550,000	915,000	2,495,000
During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of October 31, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.
	NUV	NUW	NMI	NEV
Common share NAV	$10.48	$16.81	$11.08	$15.05
Common share price	$10.81	$16.21	$11.31	$14.61
Premium/(Discount) to NAV	3.15%	(3.57)%	2.08%	(2.92)%
12-month average premium/(discount) to NAV	(1.09)%	(5.23)%	0.33%	(4.01)%

NUV	Nuveen Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2020

		Average Annual
	1-Year	5-Year	10-Year
NUV at Common Share NAV	2.72%	4.35%	4.96%
NUV at Common Share Price	7.41%	5.36%	5.17%
S&P Municipal Bond Index	3.55%	3.68%	4.05%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NUV	Performance Overview and Holding Summaries as of October 31, 2020 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	100.6%
Other Assets Less Liabilities	0.8%

Net Assets Plus Floating Rate
Obligations	101.4%
Floating Rate Obligations	(1.4)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.2%
AAA	6.0%
AA	29.2%
A	27.3%
BBB	17.8%
BB or Lower	3.1%
N/R (not rated)	5.4%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	24.3%
Transportation	20.5%
Tax Obligation/General	12.8%
U.S. Guaranteed	11.7%
Utilities	9.4%
Health Care	9.2%
Other	12.1%
Total	100%

States and Territories
(% of total municipal bonds)
Texas	15.6%
Illinois	11.8%
California	8.8%
New York	6.4%
Colorado	6.2%
Florida	4.3%
New Jersey	4.1%
Ohio	3.7%
Washington	3.5%
Nevada	2.8%
Michigan	2.7%
Virginia	2.4%
Indiana	2.3%
Georgia	2.3%
South Carolina	1.8%
Kentucky	1.7%
Other[1]	19.6%
Total	100%

1 See Portfolio of Investments for details on “other” States and Territories.

NUW	Nuveen AMT-Free Municipal Value Fund
Performance Overview and Holding Summaries as of October 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2020

		Average Annual
	1-Year	5-Year	10-Year
NUW at Common Share NAV	2.33%	3.98%	4.78%
NUW at Common Share Price	(0.77)%	3.25%	4.05%
S&P Municipal Bond Index	3.55%	3.68%	4.05%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NUW	Performance Overview and Holding Summaries as of October 31, 2020 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.6%
Other Assets Less Liabilities	1.2%

Net Assets Plus Floating Rate
Obligations	100.8%
Floating Rate Obligations	(0.8)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	1.1%
AAA	6.3%
AA	35.4%
A	28.1%
BBB	19.7%
BB or Lower	2.7%
N/R (not rated)	6.7%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	24.0%
Tax Obligation/General	16.7%
Utilities	15.1%
Transportation	13.0%
Health Care	11.0%
Water and Sewer	8.5%
Other	11.7%
Total	100%

States and Territories
(% of total municipal bonds)
California	14.5%
Texas	12.3%
Illinois	9.1%
Colorado	7.1%
Nevada	6.3%
New York	5.6%
Florida	4.7%
Georgia	3.8%
Kentucky	3.6%
Maryland	3.4%
Washington	3.1%
Puerto Rico	3.1%
Ohio	2.9%
New Jersey	2.4%
Other[1]	18.1%
Total	100%

1 See Portfolio of Investments for details on “other” States and Territories.

NMI	Nuveen Municipal Income Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2020

		Average Annual
	1-Year	5-Year	10-Year
NMI at Common Share NAV	1.86%	3.62%	4.95%
NMI at Common Share Price	3.87%	4.84%	4.83%
S&P Municipal Bond Index	3.55%	3.68%	4.05%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NMI	Performance Overview and Holding Summaries as of October 31, 2020 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.3%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	13.3%
AAA	0.6%
AA	18.6%
A	34.5%
BBB	20.0%
BB or Lower	5.1%
N/R (not rated)	7.9%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	22.9%
Tax Obligation/General	14.4%
U.S. Guaranteed	13.1%
Transportation	12.7%
Tax Obligation/Limited	12.0%
Education and Civic Organizations	8.9%
Utilities	6.4%
Other	9.6%
Total	100%

States and Territories
(% of total municipal bonds)
California	15.7%
Illinois	10.2%
Colorado	10.1%
Texas	6.6%
Florida	6.3%
Wisconsin	5.8%
Missouri	4.1%
New Jersey	2.9%
Georgia	2.8%
Pennsylvania	2.8%
New York	2.7%
Michigan	2.5%
Ohio	2.5%
Indiana	2.5%
Arizona	2.5%
Other[1]	20.0%
Total	100%

1 See Portfolio of Investments for details on “other” States and Territories.

NEV	Nuveen Enhanced Municipal Value Fund
Performance Overview and Holding Summaries as of October 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2020

		Average Annual
	1-Year	5-Year	10-Year
NEV at Common Share NAV	3.55%	4.59%	6.18%
NEV at Common Share Price	5.03%	4.47%	6.22%
S&P Municipal Bond Index	3.55%	3.68%	4.05%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NEV	Performance Overview and Holding Summaries as of October 31, 2020 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	132.7%
Common Stocks	1.4%
Other Assets Less Liabilities	2.6%

Net Assets Plus Floating Rate
Obligations	136.7%
Floating Rate Obligations	(36.7)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.5%
AAA	3.9%
AA	28.5%
A	13.6%
BBB	27.3%
BB or Lower	10.3%
N/R (not rated)	8.0%
N/A (not applicable)	0.9%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.9%
Transportation	17.3%
Health Care	16.8%
Tax Obligation/General	11.8%
Education and Civic Organizations	6.9%
U.S. Guaranteed	6.5%
Utilities	6.0%
Other	10.8%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	14.1%
New Jersey	10.1%
California	8.4%
New York	7.5%
Wisconsin	6.4%
Pennsylvania	5.6%
Ohio	5.3%
Florida	4.7%
Louisiana	4.4%
Guam	4.4%
Georgia	2.8%
Texas	2.7%
Virginia	2.6%
Indiana	2.5%
Other[1]	18.5%
Total	100%

1 See Portfolio of Investments for details on “other” States and Territories.

Shareholder Meeting Report
The annual meeting of shareholders was held on August 5, 2020 for NUV, NUW, NMI and NEV. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.
	NUV	NUW	NMI	NEV
	Common	Common	Common	Common
	shares	shares	shares	shares
Approval of the Board Members was reached as follows:
John K. Nelson
For	173,381,228	13,863,799	7,592,947	22,104,293
Withhold	3,440,838	503,000	542,642	649,816
Total	176,822,066	14,366,799	8,135,589	22,754,109
Terence J. Toth
For	173,162,921	13,859,828	7,682,228	22,148,279
Withhold	3,659,145	506,971	453,361	605,830
Total	176,822,066	14,366,799	8,135,589	22,754,109
Robert L. Young
For	173,424,902	13,884,483	7,693,347	22,167,553
Withhold	3,397,164	482,316	442,242	586,556
Total	176,822,066	14,366,799	8,135,589	22,754,109

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors/Trustees
Nuveen Municipal Value Fund, Inc.
Nuveen AMT-Free Municipal Value Fund
Nuveen Municipal Income Fund, Inc.
Nuveen Enhanced Municipal Value Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Municipal Value Fund, Inc., Nuveen AMT-Free Municipal Value Fund, Nuveen Municipal Income Fund, Inc., and Nuveen Enhanced Municipal Value Fund (the Funds), including the portfolios of investments, as of October 31, 2020, the related statements of operations and cash flows (Nuveen Enhanced Municipal Value Fund) for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, the results of their operations and cash flows (Nuveen Enhanced Municipal Value Fund) for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
December 28, 2020

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.6%
	MUNICIPAL BONDS – 100.6%
	Alabama – 0.2%
	Birmingham Airport Authority, Alabama, Airport Revenue Bonds, Series 2020:
$ 255	4.000%, 7/01/39 – BAM Insured	7/30 at 100.00	AA	$ 289,366
225	4.000%, 7/01/40 – BAM Insured	7/30 at 100.00	AA	254,486
3,805	Homewood, Alabama, General Obligation Warrants, Series 2016, 5.000%, 9/01/36	9/26 at 100.00	AA+	4,577,682
4,285	Total Alabama			5,121,534
	Alaska – 0.1%
2,710	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	11/20 at 100.00	B3	2,710,678
	Bonds, Series 2006A, 5.000%, 6/01/32
	Arizona – 1.4%
3,370	Arizona Industrial Development Authority, Hospital Revenue Bonds, Phoenix Children’s	2/30 at 100.00	A1	3,741,610
	Hospital, Series 2020A, 4.000%, 2/01/50
7,525	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	No Opt. Call	A+	8,645,397
	Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (AMT) (Mandatory Put 6/03/24)
2,935	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/27 at 100.00	Aa3	3,479,883
	Series 2017A, 5.000%, 7/01/35
780	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate	7/30 at 100.00	AAA	912,779
	Lien Series 2020A, 4.000%, 7/01/45
5,600	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	7,489,832
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
4,240	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale	11/20 at 100.00	AA	4,253,950
	Healthcare, Series 2006C Re-offering, 5.000%, 9/01/35 – AGM Insured
	Tucson, Arizona, Water System Revenue Bonds, Refunding Series 2017:
1,000	5.000%, 7/01/34	7/27 at 100.00	AA	1,236,780
750	5.000%, 7/01/35	7/27 at 100.00	AA	924,997
26,200	Total Arizona			30,685,228
	California – 8.8%
4,615	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	4,510,240
	Project, Series 1997C, 0.000%, 9/01/23 – AGM Insured
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	AA– (4)	5,574,400
	Series 2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
3,645	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	11/20 at 48.64	CCC–	1,770,559
	Gold Country Settlement Funding Corporation, Refunding Series 2006, 0.000%, 6/01/33
405	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	450,611
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
1,250	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	12/30 at 100.00	BBB+	1,385,525
	Sonoma County Tobacco Securitization Corporation, Series 2020A, 4.000%, 6/01/49
1,175	California Department of Water Resources, Central Valley Project Water System Revenue	12/26 at 100.00	AAA	1,465,143
	Bonds, Refunding Series 2016AW, 5.000%, 12/01/33
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	A+	11,653,200
	Health, Refunding Series 2016B, 5.000%, 11/15/46
1,200	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,399,332
	Angeles, Series 2017A, 5.000%, 8/15/37
3,850	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	4,253,711
	System, Series 2013A, 5.000%, 7/01/33

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 6,130	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	$ 6,987,832
	Series 2018A, 5.000%, 12/31/43 (AMT)
2,725	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	BBB	3,104,129
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	11/21/45, 144A
1,625	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	Aa3	1,826,793
	Series 2013I, 5.000%, 11/01/38
5,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	Aa2	5,199,550
3,500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	3,787,525
	Linda University Medical Center, Series 2016A, 5.000%, 12/01/46, 144A
4,505	Covina-Valley Unified School District, Los Angeles County, California, General	No Opt. Call	A+	4,049,770
	Obligation Bonds, Series 2003B, 0.000%, 6/01/28 – FGIC Insured
5,700	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	6,954,684
	Water System Revenue Bonds, Green Series 2017A, 5.000%, 6/01/45
2,180	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/31 at 100.00	A–	2,460,893
	Refunding Series 2013A, 0.000%, 1/15/42 (5)
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	AA+ (4)	29,874,900
	Series 1995A, 0.000%, 1/01/22 (ETM)
13,920	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	14,318,390
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
4,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/30 at 100.00	AA	4,791,160
	Tax Revenue Bonds, Refunding Junior Subordinate Green Series 2020A, 4.000%, 6/01/37
	Merced Union High School District, Merced County, California, General Obligation Bonds,
	Series 1999A:
2,500	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	2,457,675
2,555	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA–	2,489,745
2,365	Montebello Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	A–	2,165,441
	Bonds, Election 1998 Series 2004, 0.000%, 8/01/27 – FGIC Insured
	Mount San Antonio Community College District, Los Angeles County, California, General
	Obligation Bonds, Election of 2008, Series 2013A:
3,060	0.000%, 8/01/28 (5)	2/28 at 100.00	Aa1	3,540,726
2,315	0.000%, 8/01/43 (5)	8/35 at 100.00	Aa1	2,386,024
3,550	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	5,530,225
	Series 2009C, 6.500%, 11/01/39
10,150	Placer Union High School District, Placer County, California, General Obligation Bonds,	No Opt. Call	AA	7,794,997
	Series 2004C, 0.000%, 8/01/33 – AGM Insured
	San Bruno Park School District, San Mateo County, California, General Obligation Bonds,
	Series 2000B:
2,575	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	Aa2	2,500,840
2,660	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa2	2,550,142
415	San Diego Tobacco Settlement Revenue Funding Corporation, California, Tobacco Settlement	6/28 at 100.00	BBB	436,319
	Bonds, Subordinate Series 2018C, 4.000%, 6/01/32
10,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/29 at 100.00	A1	12,263,200
	International Airport, Refunding Second Series 2019D, 5.000%, 5/01/39
250	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue	2/21 at 100.00	BBB+ (4)	254,058
	Bonds, Mission Bay South Redevelopment Project, Series 2011D, 7.000%, 8/01/41
	(Pre-refunded 2/01/21)
12,095	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	11,148,445
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/25 – NPFG Insured
13,220	San Mateo County Community College District, California, General Obligation Bonds,	No Opt. Call	AAA	12,027,688
	Series 2006A, 0.000%, 9/01/28 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,000	San Mateo Union High School District, San Mateo County, California, General Obligation	No Opt. Call	Aaa	$ 4,900,850
	Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/24 – FGIC Insured
5,815	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 29.16	AA	1,530,741
	Refunding Series 2015, 0.000%, 8/01/48
2,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	11/20 at 100.00	B	2,007,980
	Bonds, Refunding Series 2005A-2, 5.400%, 6/01/27
190,950	Total California			191,803,443
	Colorado – 6.2%
7,500	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds, Series	12/28 at 100.00	AA	9,582,825
	2019A, 5.500%, 12/01/43
7,105	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (4)	7,844,062
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
4,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	4,506,222
	Series 2019A-1, 4.000%, 8/01/44
1,255	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds,	12/24 at 100.00	BBB	1,354,948
	Senior Lien Series 2017, 5.000%, 12/31/51
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/22 at 100.00	AA (4)	2,126,400
	Revenue Bonds, Series 2012A, 5.000%, 3/01/41 (Pre-refunded 3/01/22)
4,500	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series	3/28 at 100.00	Aa2	5,517,495
	2018N, 5.000%, 3/15/37
	Colorado State, Certificates of Participation, Lease Purchase Financing Program,
	National Western Center, Series 2018A:
1,250	5.000%, 9/01/30	3/28 at 100.00	Aa2	1,581,375
2,000	5.000%, 9/01/31	3/28 at 100.00	Aa2	2,517,260
1,260	5.000%, 9/01/32	3/28 at 100.00	Aa2	1,577,016
620	5.000%, 9/01/33	3/28 at 100.00	Aa2	770,158
3,790	Colorado State, Certificates of Participation, Rural Series 2018A, 5.000%, 12/15/37	12/28 at 100.00	Aa2	4,750,159
	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B:
2,750	5.000%, 11/15/25	11/22 at 100.00	AA–	2,986,692
2,200	5.000%, 11/15/29 (Pre-refunded 11/15/22)	11/22 at 100.00	AA– (4)	2,409,440
5,160	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	5,623,523
	2013B, 5.000%, 11/15/43
2,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center	12/26 at 100.00	Baa2	2,134,540
	Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/35
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
9,660	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	8,390,193
24,200	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	19,847,630
17,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	13,500,720
1,705	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2020A,
	5.000%, 9/01/40	9/24 at 100.00	A	1,932,038
7,600	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B,	9/26 at 52.09	A	3,585,452
	0.000%, 9/01/39 – NPFG Insured
8,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A+	12,346,400
	Springs Utilities, Series 2008, 6.500%, 11/15/38
5,000	Rangely Hospital District, Rio Blanco County, Colorado, General Obligation Bonds,	11/21 at 100.00	Baa3	5,158,500
	Refunding Series 2011, 6.000%, 11/01/26
3,750	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project	11/20 at 100.00	Baa3	3,756,750
	Private Activity Bonds, Series 2010, 6.000%, 1/15/41
4,945	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project,	11/26 at 100.00	AA+	5,863,089
	Series 2017A, 5.000%, 11/01/40
4,250	University of Colorado, Enterprise System Revenue Bonds, Series 2018B, 5.000%, 6/01/43	6/28 at 100.00	Aa1	5,224,142
133,655	Total Colorado			134,887,029

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut – 0.8%
$ 1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	7/21 at 100.00	A+ (4)	$ 1,546,215
	HealthCare, Series 2011A, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
8,440	Connecticut State, General Obligation Bonds, Series 2015E, 5.000%, 8/01/29	8/25 at 100.00	A1	9,973,464
5,000	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/33	11/25 at 100.00	A1	5,879,900
10,153	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate	No Opt. Call	N/R	659,964
	Series 2013A, 0.070%, 7/01/31 (cash 4.000%, PIK 2.050%) (6)
25,093	Total Connecticut			18,059,543
	District of Columbia – 0.6%
15,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	11/20 at 20.76	N/R	3,106,500
	Bonds, Series 2006A, 0.000%, 6/15/46
5,390	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Senior	4/28 at 100.00	AAA	6,671,850
	Lien Series 2018B, 5.000%, 10/01/43
2,390	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue	7/30 at 100.00	AA	2,752,635
	Bonds, Series 2020A, 4.000%, 7/15/45
22,780	Total District of Columbia			12,530,985
	Florida – 4.4%
1,240	Broward County, Florida, Half-Cent Sales Tax Revenue Bonds, Refunding Series 2020,	10/30 at 100.00	AA+	1,478,303
	4.000%, 10/01/40
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%,	10/21 at 100.00	AA (4)	3,129,330
	10/01/41 (Pre-refunded 10/01/21) – AGM Insured
565	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/25 at 100.00	N/R	630,574
	Renaissance Charter School Income Projects, Series 2015A, 6.000%, 6/15/35, 144A
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
3,400	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A	11/20 at 104.00	N/R	2,956,538
3,400	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/20 at 105.00	N/R	2,919,104
3,400	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/20 at 105.00	N/R	2,913,154
	Fort Myers, Florida, Utility System Revenue Bonds, Refunding Subordinate Series 2020B:
1,400	5.000%, 10/01/27 – AGM Insured	No Opt. Call	AA	1,779,428
1,750	5.000%, 10/01/28 – AGM Insured	No Opt. Call	AA	2,268,613
4,000	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	AA–	4,926,760
3,500	Gainesville, Florida, Utilities System Revenue Bonds, Series 2019A, 5.000%, 10/01/44	10/29 at 100.00	AA–	4,436,425
2,290	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A1	2,578,838
	Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40
5,090	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series	11/20 at 100.00	A	5,103,132
	2010A, 5.000%, 7/01/40
9,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami	8/21 at 100.00	A (4)	9,901,565
	Children’s Hospital, Series 2010A, 6.000%, 8/01/46 (Pre-refunded 8/01/21)
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/24 at 100.00	A2	2,253,060
	Refunding Series 2014B, 5.000%, 10/01/37
4,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series	7/22 at 100.00	AA (4)	4,315,440
	2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Series 2018A:
3,500	5.000%, 10/01/36	10/27 at 100.00	AA	4,335,625
3,780	5.000%, 10/01/37	10/27 at 100.00	AA	4,661,383
1,120	5.000%, 10/01/38	10/27 at 100.00	AA	1,374,318
10,725	Orlando, Florida, Contract Tourist Development Tax Payments Revenue Bonds, Series 2014A,	5/24 at 100.00	AA+ (4)	12,443,359
	5.000%, 11/01/44 (Pre-refunded 5/01/24)
3,250	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical	11/22 at 100.00	BBB+	3,377,595
	Center, Series 2013A, 5.000%, 11/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 4,000	Pembroke Pines, Florida, Capital Improvement Revenue Bonds, Series 2019A,	7/29 at 100.00	AA	$ 4,659,200
	4.000%, 7/01/38
1,020	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	1,221,450
	Electric Cooperative, Inc Project, Refunding Series 2018B, 5.000%, 3/15/42
6,865	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	AA	7,512,850
	4.000%, 5/01/34
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	3,481,665
	5.000%, 11/15/33
86,095	Total Florida			94,657,709
	Georgia – 2.3%
3,325	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	Aa2	3,909,668
	5.000%, 11/01/40
4,945	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	No Opt. Call	A–	5,121,042
	Power Company, Fourth Series 1994, 2.250%, 10/01/32 (Mandatory Put 5/25/23)
2,290	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health	4/27 at 100.00	A	2,651,202
	System, Inc Project, Series 2017A, 5.000%, 4/01/47
6,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/27 at 100.00	AA	7,249,260
	Certificates, Northeast Georgia Health Services Inc, Series 2017B, 5.500%, 2/15/42
5,865	Municipal Electric Authority of Georgia, General Resolution Projects Subordinated Bonds,	1/28 at 100.00	A1	7,013,895
	Series 20188HH, 5.000%, 1/01/44
16,145	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/28 at 100.00	A	19,064,339
	Series 2019A, 5.000%, 1/01/49
2,415	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	1/25 at 100.00	A2	2,736,919
	Series 2015A, 5.000%, 1/01/35
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA	2,350,060
	Refunding Series 2016A, 5.000%, 10/01/46
42,985	Total Georgia			50,096,385
	Guam – 0.0%
330	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	Baa2	354,272
	Hawaii – 0.5%
4,830	Honolulu City and County, Hawaii, General Obligation Bonds, Series 2018A, 5.000%, 9/01/40	9/28 at 100.00	Aa1	6,028,178
3,000	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond	1/28 at 100.00	Aa2	3,730,680
	Resolution, Senior Series 2018A, 5.000%, 7/01/37
7,830	Total Hawaii			9,758,858
	Illinois – 11.8%
5,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	5,744,800
	Series 2016, 6.000%, 4/01/46
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	5,893,200
	Series 2016A, 7.000%, 12/01/44
2,945	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	3,441,409
	Series 2016B, 6.500%, 12/01/46
4,710	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	5,821,937
	Series 2017A, 7.000%, 12/01/46, 144A
17,725	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	16,028,363
	Tax Revenues, Series 1998B-1, 0.000%, 12/01/24 – FGIC Insured
7,495	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	5,097,275
	Tax Revenues, Series 1999A, 0.000%, 12/01/31 – NPFG Insured
1,500	Chicago Park District, Illinois, General Obligation Bonds, Limited Tax Series 2011A,	1/22 at 100.00	AA–	1,542,495
	5.000%, 1/01/36

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 3,320	Cook and DuPage Counties Combined School District 113A Lemont, Illinois, General	No Opt. Call	AA	$ 3,318,340
	Obligation Bonds, Series 2002, 0.000%, 12/01/20 – FGIC Insured
8,875	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	A+	8,896,921
1,000	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018, 5.000%, 11/15/35	11/26 at 100.00	A+	1,160,510
5,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2012, 5.000%, 11/15/37	11/22 at 100.00	AA–	5,412,300
5,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated	5/25 at 100.00	AA–	5,626,000
	Group, Series 2015A, 5.000%, 11/15/38
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	A3	630,941
825	5.000%, 8/15/44	8/25 at 100.00	A3	909,587
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,	2/21 at 100.00	AA– (4)	2,536,700
	Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA+	3,103,530
	5.000%, 10/01/51
5,125	Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	BBB–	5,483,391
1,755	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	BBB–	1,920,005
655	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	BBB–	679,274
5,590	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	AA–	6,049,386
	5.000%, 1/01/38
4,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2016B,	7/26 at 100.00	AA–	4,719,040
	5.000%, 1/01/41
5,000	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue	3/28 at 100.00	N/R	4,657,450
	Bonds, First Tier Series 2005A-2, 5.500%, 1/01/36, 144A (6)
2,875	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	BBB	2,891,100
	Bonds, Refunding Series 2020A, 4.000%, 6/15/50
16,800	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	Baa2	16,530,696
	Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 1994B:
3,635	0.000%, 6/15/21 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	3,624,495
5,245	0.000%, 6/15/28 – NPFG Insured	No Opt. Call	BBB	4,274,046
11,675	0.000%, 6/15/29 – FGIC Insured	No Opt. Call	BBB	9,088,754
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
2,315	5.700%, 6/15/24 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	2,533,930
7,685	5.700%, 6/15/24	6/22 at 101.00	BBB	8,209,424
4,950	0.000%, 12/15/32 – NPFG Insured	No Opt. Call	BBB	3,301,353
21,375	0.000%, 6/15/34 – NPFG Insured	No Opt. Call	BBB	13,329,023
21,000	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BBB	12,312,090
21,970	0.000%, 6/15/36 – NPFG Insured	No Opt. Call	BBB	12,601,333
10,375	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB	5,821,516
10,000	0.000%, 12/15/37 – NPFG Insured	No Opt. Call	BBB	5,400,700
25,825	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	BBB	13,015,542
6,095	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA+	8,687,325
	Illinois, General Obligation Bonds, Series 2002A, 6.000%, 7/01/32 – NPFG Insured
8,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA+	11,364,240
	Illinois, General Obligation Bonds, Series 2003A, 6.000%, 7/01/33 – NPFG Insured
5,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	6/24 at 100.00	AA+	5,512,000
	Illinois, General Obligation Bonds, Series 2014A, 5.000%, 6/01/44
5,020	Southwestern Illinois Development Authority, Local Government Revenue Bonds,	No Opt. Call	AA	4,847,864
	Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/23 –
	AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 10,285	Springfield, Illinois, Water Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/37 (UB) (7)	3/22 at 100.00	AA–	$ 10,935,012
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	674,046
	6.000%, 10/01/42
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
780	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	771,194
2,550	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	A	2,500,887
300,650	Total Illinois			256,899,424
	Indiana – 2.4%
5,010	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A (4)	5,586,751
	Series 2012A, 5.000%, 5/01/42 (Pre-refunded 5/01/23)
2,250	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	6/25 at 100.00	AA	2,444,423
	Group, Refunding 2015A, 4.000%, 12/01/40
5,740	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	6,077,455
	Project, Series 2013A, 5.000%, 7/01/48 (AMT)
2,000	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series	7/26 at 100.00	A+	2,346,920
	2016A, 5.000%, 1/01/42
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus	2/29 at 100.00	AAA	6,186,450
	Bonds, Courthouse & Jail Project, Series 2019A, 5.250%, 2/01/54
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
12,550	0.000%, 2/01/21 – AMBAC Insured	No Opt. Call	AA	12,535,567
2,400	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	2,323,752
14,595	0.000%, 2/01/27 – AMBAC Insured	No Opt. Call	AA	13,624,724
49,545	Total Indiana			51,126,042
	Iowa – 0.6%
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
175	5.375%, 6/01/38	11/20 at 100.00	B–	177,396
7,000	5.625%, 6/01/46	11/20 at 100.00	B–	7,095,830
4,965	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	11/20 at 100.00	B–	5,032,971
	5.600%, 6/01/34
12,140	Total Iowa			12,306,197
	Kentucky – 1.7%
350	Greater Kentucky Housing Assistance Corporation, FHA-Insured Section 8 Mortgage Revenue	11/20 at 100.00	Baa2	351,225
	Refunding Bonds, Series 1997A, 6.100%, 1/01/24 – NPFG Insured
	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern
	Kentucky International Airport, Series 2016:
1,530	5.000%, 1/01/27	1/26 at 100.00	A1	1,828,121
1,600	5.000%, 1/01/28	1/26 at 100.00	A1	1,898,960
	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington
	Center Corporation Project, Series 2018A:
1,280	5.000%, 9/01/37	9/28 at 100.00	A2	1,459,366
1,435	5.000%, 9/01/38	9/28 at 100.00	A2	1,631,495
4,000	5.000%, 9/01/43	9/28 at 100.00	A2	4,488,000
2,000	5.000%, 9/01/48	9/28 at 100.00	A2	2,227,440
1,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist	8/21 at 100.00	A2	1,036,820
	Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42
8,935	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	9,452,336
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
6,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,	7/31 at 100.00	Baa3	6,561,960
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/39 (5)
5,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 115, Series	4/27 at 100.00	A1	6,040,050
	2017, 5.000%, 4/01/30
33,130	Total Kentucky			36,975,773

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 0.9%
$ 1,335	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2019A,	2/29 at 100.00	AA–	$ 1,538,521
	4.000%, 2/01/45
4,420	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	AA–	4,815,855
	2013A, 5.000%, 7/01/28
9,040	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A2	10,335,613
	Project, Series 2017A, 5.000%, 1/01/48
1,470	New Orleans Aviation Board, Louisiana, Special Facility Revenue Bonds, Parking	10/28 at 100.00	AA	1,730,440
	Facilities Corporation Consolidated Garage System, Series 2018A, 5.000%, 10/01/43 –
	AGM Insured
16,265	Total Louisiana			18,420,429
	Maine – 0.6%
4,250	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	BBB	4,498,455
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth
	Issue, Series 2018A:
1,190	5.000%, 7/01/43	7/28 at 100.00	A+	1,416,445
5,940	5.000%, 7/01/48	7/28 at 100.00	A+	7,017,397
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General	7/21 at 100.00	BB	1,071,746
	Medical Center, Series 2011, 6.750%, 7/01/41
12,430	Total Maine			14,004,043
	Maryland – 1.3%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
630	5.000%, 9/01/31	9/27 at 100.00	BB–	560,914
1,945	5.000%, 9/01/32	9/27 at 100.00	BB–	1,729,027
3,455	5.000%, 9/01/34	9/27 at 100.00	BB–	3,063,030
2,000	5.000%, 9/01/35	9/27 at 100.00	BB–	1,771,520
4,500	5.000%, 9/01/42	9/27 at 100.00	BB–	3,930,075
3,500	5.000%, 9/01/46	9/27 at 100.00	BB–	3,047,905
2,350	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple	9/26 at 100.00	B	2,317,171
	Line Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/41 (AMT)
1,050	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue	7/25 at 100.00	A–	1,171,800
	Bonds, Meritus Medical Center, Series 2015, 5.000%, 7/01/40
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/22 at 100.00	Baa3	1,559,040
	Healthcare, Series 2011A, 6.125%, 1/01/36
	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction &
	Revitalization Program, Series 2018A:
2,260	5.000%, 5/01/47 (Pre-refunded 5/01/28)	5/28 at 100.00	N/R (4)	2,995,449
4,375	5.000%, 5/01/47	5/28 at 100.00	AA–	5,194,744
27,565	Total Maryland			27,340,675
	Massachusetts – 1.0%
1,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/29 at 100.00	A+	1,242,740
	Refunding Senior Lien Series 2019A, 5.000%, 1/01/37
2,100	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	AA–	2,298,492
	Obligated Group, Series 2013, 5.250%, 11/15/41
2,905	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	3,204,389
	Green Bonds, Series 2015D, 5.000%, 7/01/44
1,105	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/26 at 100.00	BBB	1,260,363
	Series 2016E, 5.000%, 7/01/36
2,765	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute	12/26 at 100.00	A1	3,182,515
	Issue, Series 2016N, 5.000%, 12/01/46
9,110	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	AAA	10,187,349
	Series 2013A, 5.000%, 5/15/43 (Pre-refunded 5/15/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 980	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior	No Opt. Call	A+	$ 852,051
	Series 1997A, 0.000%, 1/01/29 – NPFG Insured
320	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2000-6,	11/20 at 100.00	Aaa	321,191
	5.500%, 8/01/30
20,285	Total Massachusetts			22,549,090
	Michigan – 2.7%
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds,
	Refunding Series 2013:
1,690	6.000%, 10/01/33	10/23 at 100.00	N/R	1,710,990
2,520	6.000%, 10/01/43	10/23 at 100.00	N/R	2,524,486
1,590	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series	11/20 at 100.00	B–	1,572,542
	1998A, 5.500%, 5/01/21
1,415	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA– (4)	1,532,445
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
15	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A,	11/20 at 100.00	A+	15,044
	4.500%, 7/01/35 – NPFG Insured
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A+	3,769,320
	5.500%, 7/01/29 – NPFG Insured
5	Detroit, Michigan, Water Supply System Revenue Bonds, Second Lien Series 2003B, 5.000%,	11/20 at 100.00	A+	5,017
	7/01/34 – NPFG Insured
5	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2003A, 5.000%,	11/20 at 100.00	A1	5,017
	7/01/34 – NPFG Insured
3,315	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/28 at 100.00	Aa3	4,041,350
	Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43
1,950	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/22 at 100.00	N/R (4)	2,102,080
	Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44
	(Pre-refunded 7/01/22)
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding
	Series 2011MI:
15	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	15,753
4,585	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	AA– (4)	4,820,302
5,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series	6/22 at 100.00	AA– (4)	5,366,300
	2015MI, 5.000%, 12/01/35 (Pre-refunded 6/01/22)
2,750	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco	12/30 at 100.00	BBB–	3,199,212
	Receipts, Series 2020B-1-CL2, 5.000%, 6/01/49
6,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit	11/26 at 100.00	AA+	6,662,520
	Group, Refunding & Project Series 2010F-6, 4.000%, 11/15/47
5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	Aa2 (4)	5,244,950
	2011-II-A, 5.375%, 10/15/41 (Pre-refunded 10/15/21)
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I:
435	5.000%, 4/15/30 (Pre-refunded 10/15/25)	10/25 at 100.00	N/R (4)	532,018
9,565	5.000%, 4/15/30	10/25 at 100.00	Aa2	11,555,859
2,890	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	A1	3,016,351
1,100	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/25 at 100.00	A1	1,267,189
	County Airport, Series 2015D, 5.000%, 12/01/45
52,845	Total Michigan			58,958,745
	Minnesota – 0.3%
3,200	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding	No Opt. Call	AA	4,595,968
	Series 2016B, 5.000%, 11/15/34
1,480	University of Minnesota, General Obligation Bonds, Series 2016A, 5.000%, 4/01/41	4/26 at 100.00	Aa1	1,762,073
4,680	Total Minnesota			6,358,041

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 0.2%
$ 3,465	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	$ 3,748,194
	CoxHealth, Series 2013A, 5.000%, 11/15/48
	Montana – 0.6%
1,115	Billings, Montana, Sewer System Revenue Bonds, Series 2017, 5.000%, 7/01/33	7/27 at 100.00	AA+	1,370,480
	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell
	Regional Medical Center, Series 2018B:
1,340	5.000%, 7/01/30	7/28 at 100.00	BBB	1,616,214
1,415	5.000%, 7/01/31	7/28 at 100.00	BBB	1,695,538
1,980	5.000%, 7/01/32	7/28 at 100.00	BBB	2,359,150
2,135	5.000%, 7/01/33	7/28 at 100.00	BBB	2,531,683
3,045	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group,	8/28 at 100.00	AA–	3,720,960
	Series 2018A, 5.000%, 8/15/48
11,030	Total Montana			13,294,025
	Nebraska – 0.4%
	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding
	Crossover Series 2017A:
1,710	5.000%, 9/01/37	No Opt. Call	A	2,297,299
1,500	5.000%, 9/01/42	No Opt. Call	A	2,041,410
1,855	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A	1,987,633
	5.000%, 9/01/42
1,400	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	1,569,750
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
6,465	Total Nebraska			7,896,092
	Nevada – 2.9%
490	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building	6/30 at 100.00	AA	565,827
	Series 2020A, 4.000%, 6/15/40 – AGM Insured
	Clark County, Nevada, General Obligation Bonds, Transportation Improvement, Limited Tax,
	Additionally Secured by Pledged Revenue Series 2018B:
2,000	5.000%, 12/01/33	12/28 at 100.00	AA+	2,528,700
5,000	5.000%, 12/01/35	12/28 at 100.00	AA+	6,282,750
5,000	Humboldt County, Nevada, Pollution Control Revenue Bonds, Sierra Pacific Power Company	No Opt. Call	A+	5,098,150
	Projects, Series 2016B, 1.850%, 10/01/29 (Mandatory Put 4/15/22)
5,000	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	Aa3	5,750,400
	Bonds, Series 2018B, 5.000%, 7/01/43
8,500	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C,	7/28 at 100.00	Aa3	9,908,450
	5.250%, 7/01/43
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series
	2015:
5,220	5.000%, 6/01/33	12/24 at 100.00	Aa1	6,078,951
10,000	5.000%, 6/01/34	12/24 at 100.00	Aa1	11,628,000
9,000	5.000%, 6/01/39	12/24 at 100.00	Aa1	10,375,380
1,205	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water	6/26 at 100.00	Aa1	1,443,735
	Improvement Series 2016A, 5.000%, 6/01/41
2,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno	12/28 at 100.00	A3	2,173,800
	Transportation Rail Access Corridor Project, Series 2018A, 5.000%, 6/01/48
250	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno	12/28 at 100.00	AA	299,880
	Transportation Rail Access Corridor Project, Series 2018B, 5.000%, 6/01/33 – AGM Insured
53,665	Total Nevada			62,134,023

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 4.1%
$ 930	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	AA	$ 1,028,822
	Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (AMT)
6,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	BBB+	6,983,280
	Refunding Series 2016BBB, 5.500%, 6/15/31
5,990	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	AA	7,120,133
	2005N-1, 5.500%, 9/01/25 – AGM Insured
4,000	New Jersey Economic Development Authority, School Facilities Construction Financing	3/23 at 100.00	BBB+	4,298,120
	Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/26
3,300	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	11/20 at 100.00	BB+	3,309,438
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
9,420	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	BBB+	6,543,792
	Appreciation Series 2010A, 0.000%, 12/15/31
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
30,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	BBB+	22,170,600
27,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	19,091,430
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/23 at 100.00	BBB+	4,814,910
	2013AA, 5.000%, 6/15/29
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
2,750	5.250%, 6/15/32	6/25 at 100.00	BBB+	3,057,230
2,150	5.250%, 6/15/34	6/25 at 100.00	BBB+	2,377,857
2,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 5.000%, 1/01/40	1/28 at 100.00	A+	2,385,640
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%,	5/23 at 100.00	Aa3 (4)	1,268,680
	5/01/43 (Pre-refunded 5/01/23)
1,455	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	AA	1,793,797
	Series 2020A, 5.000%, 11/01/41 – BAM Insured
2,720	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	3,078,360
	Bonds, Series 2018B, 5.000%, 6/01/46
103,350	Total New Jersey			89,322,089
	New Mexico – 0.0%
125	University of New Mexico, Revenue Bonds, Refunding Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA–	129,028
	New York – 6.4%
3,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/27 at 100.00	Aa3	4,410,937
	Dormitory Facilities, Series 2017A, 5.000%, 7/01/42
5,330	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals	7/30 at 100.00	A	5,928,026
	Obligated Group, Series 2020A, 4.000%, 7/01/53
1,950	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	2,407,938
	2018, 5.000%, 9/01/39
1,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/30 at 100.00	A	1,934,940
	2020A, 5.000%, 9/01/38
7,855	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A (4)	8,043,991
	5.000%, 5/01/38 (Pre-refunded 5/01/21)
2,500	Metropolitan Transportation Authority, 4.000%, New York, 11/15/45 (WI/DD, Settling 11/13/20)	11/30 at 100.00	A3	2,492,150
8,325	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A3	9,013,727
	Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50
	MTA Hudson Rail Yards Trust Obligations, New York, MTA Financing Agreement Payable by
	the Metropolitan Transportation Authority, Series 2016A:
3,135	5.000%, 11/15/51	11/21 at 100.00	A3	3,254,632
7,380	5.000%, 11/15/56	11/23 at 100.00	A3	8,017,927
10,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	12,028,200
	Fiscal 2018, Series 2017S-3, 5.000%, 7/15/43

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 7,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	$ 8,567,930
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/37
3,520	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 5.000%, 8/01/43	8/30 at 100.00	AA	4,324,285
11,755	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	12,043,468
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
5,825	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A	6,117,357
	Center Project, Series 2011, 5.750%, 11/15/51
5,000	New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/50	5/30 at 100.00	AA	5,720,250
8,270	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	BBB	8,857,997
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta
	Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
3,250	5.000%, 1/01/34 (AMT)	1/28 at 100.00	Baa3	3,503,890
5,250	5.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	5,614,035
9,925	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	9,965,395
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
7,550	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	11/27 at 100.00	AA–	8,990,842
	Bridges & Tunnels, Series 2017C-2, 5.000%, 11/15/42
4,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	11/30 at 100.00	AA–	4,656,520
	Bridges & Tunnels, Series 2018D, 4.000%, 11/15/38
3,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/25 at 100.00	AA–	3,410,640
	Refunding Series 2015A, 5.000%, 11/15/50
650	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B–	665,717
	5.000%, 6/01/24
126,720	Total New York			139,970,794
	North Carolina – 1.1%
1,500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/21 at 100.00	AA–	1,510,245
	Carolinas HealthCare System, Series 2011A, 5.125%, 1/15/37
1,520	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/26 at 100.00	AA+	1,850,342
	Project, Refunding Series 2016B, 5.000%, 10/01/44
	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot
	Lanes Project, Series 2015:
2,155	5.000%, 12/31/37 (AMT)	6/25 at 100.00	BBB–	2,308,673
4,175	5.000%, 6/30/54 (AMT)	6/25 at 100.00	BBB–	4,395,189
2,995	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	BBB	3,326,996
	5.000%, 7/01/51
14,500	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Capital	1/30 at 54.10	AA+	6,068,250
	Appreciation Series 2019, 0.000%, 1/01/49
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding
	Senior Lien Series 2017:
1,625	5.000%, 1/01/30	1/27 at 100.00	BBB	1,937,796
1,850	5.000%, 1/01/32	1/27 at 100.00	BBB	2,178,597
30,320	Total North Carolina			23,576,088
	North Dakota – 0.5%
7,820	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series	11/21 at 100.00	A+ (4)	8,274,342
	2011, 6.250%, 11/01/31 (Pre-refunded 11/01/21)
1,840	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/27 at 100.00	Baa2	2,013,898
	Obligated Group, Series 2017A, 5.000%, 12/01/42
9,660	Total North Dakota			10,288,240

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 3.8%
$ 4,710	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	$ 5,109,267
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
20,480	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	21,927,322
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
16,415	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R (4)	17,942,908
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
1,195	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	11/27 at 100.00	Aa2	1,465,237
	Refunding & Improvement Series 2017A, 5.000%, 11/01/32
3,485	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH,	6/27 at 100.00	AA–	3,828,726
	4.000%, 12/01/46
5,000	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018,	6/28 at 100.00	AAA	6,178,000
	5.000%, 6/01/43
1,730	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	BBB (4)	1,831,845
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
13,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	13,097,500
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29
	(Mandatory Put 9/15/21)
4,110	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth	6/25 at 100.00	AA	4,666,247
	Bypass Project, Series 2015, 5.000%, 12/31/39 – AGM Insured (AMT)
4,975	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	Aa3 (4)	5,505,434
	Series 2013A-1, 5.000%, 2/15/48 (Pre-refunded 2/15/23)
75,100	Total Ohio			81,552,486
	Oklahoma – 1.3%
1,090	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise	8/21 at 100.00	N/R (4)	1,160,676
	Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26 (Pre-refunded
	8/25/21), 144A
4,000	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Refunding	7/26 at 100.00	AAA	4,826,120
	Series 2016, 5.000%, 7/01/36
	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist
	Medical Center, Refunding Series 2015A:
1,590	5.000%, 8/15/27	8/25 at 100.00	A	1,871,970
1,250	5.000%, 8/15/29	8/25 at 100.00	A	1,456,362
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
1,935	5.250%, 8/15/43	8/28 at 100.00	Baa3	2,252,321
5,000	5.250%, 8/15/48	8/28 at 100.00	Baa3	5,777,050
10,000	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series	1/26 at 100.00	AA–	11,712,100
	2017A, 5.000%, 1/01/42
24,865	Total Oklahoma			29,056,599
	Oregon – 0.7%
6,585	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Refunding	5/27 at 100.00	AAA	8,329,366
	Senior Lien Series 2017B, 5.000%, 11/15/28
5,330	University of Oregon, General Revenue Bonds, Series 2018A, 5.000%, 4/01/48	4/28 at 100.00	Aa2	6,401,597
11,915	Total Oregon			14,730,963
	Pennsylvania – 1.3%
2,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	3,065,075
	5.000%, 1/01/36
3,155	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	2/27 at 100.00	AA–	3,741,641
	Geisinger Health System, Series 2017A-2, 5.000%, 2/15/39
2,000	Pennsylvania State University, Revenue Bonds, Refunding Series 2016A, 5.000%, 9/01/41	9/26 at 100.00	Aa1	2,362,060

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2011B:
$ 1,310	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	A2 (4)	$ 1,374,295
1,405	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	A2 (4)	1,477,104
7,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/22 at 100.00	AA– (4)	8,227,950
	Bonds, Subordinate Series 2013A, 5.000%, 12/01/43 (Pre-refunded 12/01/22)
1,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate	12/26 at 100.00	AA–	1,371,312
	Special Revenue Bonds, Series 2014A, 0.000%, 12/01/37 (5)
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2020B, 5.000%, 12/01/50	12/30 at 100.00	A+	3,691,980
570	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/29 at 100.00	AA	670,628
	Bonds, Refunding Subordinate Series 2019B, 4.000%, 9/01/34 – AGM Insured
1,350	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/28 at 100.00	Baa3	1,408,185
	Series 2017, 5.000%, 1/01/38 (AMT)
24,040	Total Pennsylvania			27,390,230
	Puerto Rico – 1.6%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
6,031	0.000%, 7/01/33	7/28 at 86.06	N/R	3,963,573
15,388	4.500%, 7/01/34	7/25 at 100.00	N/R	16,111,236
9,039	4.550%, 7/01/40	7/28 at 100.00	N/R	9,430,570
5,320	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	5,550,462
	Cofina Project Series 2019A-2A, 4.550%, 7/01/40
35,778	Total Puerto Rico			35,055,841
	South Carolina – 1.8%
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
12,760	0.000%, 1/01/28 – AGC Insured	No Opt. Call	AA	11,620,915
9,535	0.000%, 1/01/29 – AGC Insured	No Opt. Call	AA	8,452,777
8,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A	9,288,720
	Series 2016B, 5.000%, 12/01/56
5,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A	6,216,155
	Improvement Series 2015A, 5.000%, 12/01/50
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A	3,879,585
	2014A, 5.500%, 12/01/54
39,250	Total South Carolina			39,458,152
	Tennessee – 0.7%
1,450	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Refunding Series 2020B,	10/30 at 100.00	AA+	1,870,021
	5.000%, 10/01/45
2,260	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage	7/27 at 100.00	AA	2,728,408
	Revenue Bonds, Green Series 2017A, 5.000%, 7/01/42
3,000	Tennessee State School Bond Authority, Higher Educational Facilities Second Program	11/27 at 100.00	AA+	3,659,340
	Bonds, Series 2017A, 5.000%, 11/01/42
7,245	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%,	2/23 at 100.43	A	7,776,711
	5/01/48 (Mandatory Put 5/01/23)
13,955	Total Tennessee			16,034,480
	Texas – 15.7%
14,355	Bexar County Hospital District, Texas, Certificates of Obligation, Series 2018, 4.000%,	2/27 at 100.00	Aa1	16,107,171
	2/15/43 (UB) (7)
2,420	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series	1/23 at 100.00	A– (4)	2,661,492
	2013A, 5.000%, 1/01/43 (Pre-refunded 1/01/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 2,680	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien	1/30 at 100.00	BBB+	$ 2,945,427
	Series 2020G, 4.000%, 1/01/45 (WI/DD, Settling 11/19/20)
745	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020A,	1/30 at 100.00	A–	914,644
	5.000%, 1/01/40
7,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series	11/21 at 100.00	A1 (4)	7,844,400
	2012D, 5.000%, 11/01/38 (Pre-refunded 11/01/21) (AMT)
240	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	256,318
	2014A, 5.250%, 9/01/44
5,000	El Paso County Hospital District, Texas, General Obligation Bonds, Certificates of	8/23 at 100.00	A–	5,200,850
	Obligation Series 2013, 5.000%, 8/15/39
	Fort Bend County Municipal Utility District 50, Texas, General Obligation Bonds, Series 2018A:
2,600	4.000%, 9/01/46 – AGM Insured	9/23 at 100.00	AA	2,721,446
5,500	4.000%, 9/01/48 – AGM Insured	9/23 at 100.00	AA	5,756,905
3,335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding	4/30 at 100.00	A+	3,802,434
	First Tier Series 2020C, 4.000%, 10/01/49
27,340	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	10/23 at 100.00	AA (4)	31,087,220
	Lien Series 2013B, 5.000%, 4/01/53 (Pre-refunded 10/01/23)
2,845	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	3,060,423
	Houston Methodist Hospital System, Series 2015, 4.000%, 12/01/45
7,295	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation	11/31 at 39.79	AA	1,956,227
	Refunding Senior Lien Series 2014A, 0.000%, 11/15/50 – AGM Insured
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
845	0.000%, 11/15/27 (ETM)	No Opt. Call	Baa2 (4)	794,951
11,055	0.000%, 11/15/27	No Opt. Call	Baa2	8,907,345
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien
	Series 2014C:
425	5.000%, 11/15/23	No Opt. Call	Baa1	450,275
1,565	5.000%, 11/15/31	11/24 at 100.00	Baa1	1,637,162
14,905	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 59.10	Baa2	7,774,746
	0.000%, 11/15/33 – NPFG Insured
	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018B:
1,590	5.000%, 7/01/43	7/28 at 100.00	A1	1,883,975
2,290	5.000%, 7/01/48	7/28 at 100.00	A1	2,693,086
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
24,755	0.000%, 9/01/29 – AMBAC Insured	No Opt. Call	A	20,014,170
12,940	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A	10,069,261
10,000	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A	7,488,000
19,500	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	14,037,855
5,120	Leander Independent School District, Williamson and Travis Counties, Texas, General	8/25 at 100.00	AAA	6,049,638
	Obligation Bonds, Refunding Series 2015A, 5.000%, 8/15/39
4,510	Leander Independent School District, Williamson and Travis Counties, Texas, General	8/26 at 100.00	AAA	5,389,270
	Obligation Bonds, Refunding Series 2016A, 5.000%, 8/15/49
2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/22 at 100.00	Baa1	2,126,040
	Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%,
	11/01/28 (AMT)
3,570	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/30 at 100.00	A+	4,407,736
	Transmission Services Corporation Project, Refunding Series 2020A, 5.000%, 5/15/50
	Lubbock, Texas, Electric Light and Power System Revenue Bonds, Series 2018:
2,170	5.000%, 4/15/40	4/28 at 100.00	A+	2,647,270
3,930	5.000%, 4/15/43	4/28 at 100.00	A+	4,759,662
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds,	4/21 at 100.00	BBB	1,776,075
	Series 2011A, 7.250%, 4/01/36

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital
	Appreciation Series 2008I:
$ 30,000	6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	AA	$ 35,790,300
5,220	6.500%, 1/01/43	1/25 at 100.00	A+	6,271,830
15,450	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	AA	10,880,972
	0.000%, 1/01/36 – AGC Insured
9,020	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	9,700,920
	5.000%, 1/01/40
8,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier Series 2017B,	1/27 at 100.00	A	9,352,240
	5.000%, 1/01/43
9,100	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series	1/25 at 100.00	A	10,572,744
	2015A, 5.000%, 1/01/32
2,000	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue	11/20 at 100.00	A3	2,000,280
	Empowerment Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (AMT)
1,750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	2,052,575
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
6,160	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A2	7,214,099
	Senior Lien Series 2008D, 6.250%, 12/15/26
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
2,500	5.000%, 12/15/26	12/22 at 100.00	A3	2,697,900
10,400	5.000%, 12/15/32	12/22 at 100.00	A3	11,063,104
	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien
	Series 2019A:
1,400	5.000%, 12/31/35	12/29 at 100.00	Baa2	1,720,222
3,000	5.000%, 12/31/36	12/29 at 100.00	Baa2	3,674,010
7,180	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/22 at 100.00	A (4)	7,787,787
	First Tier Series 2012A, 5.000%, 8/15/41 (Pre-refunded 8/15/22)
3,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A	3,392,640
	First Tier Series 2015B, 5.000%, 8/15/37
1,750	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A–	1,983,065
	Second Tier Series 2015C, 5.000%, 8/15/33
5,500	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A	5,220,490
	2002A, 0.000%, 8/15/25 – AMBAC Insured
	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master
	Trust Series 2017A:
12,500	4.000%, 10/15/42 (UB) (7)	10/27 at 100.00	AAA	14,450,375
6,500	5.000%, 10/15/42	10/27 at 100.00	AAA	8,026,460
345,205	Total Texas			341,073,487
	Utah – 1.0%
5,345	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B,	7/27 at 100.00	A+	6,287,056
	5.000%, 7/01/42
3,500	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018B,	7/28 at 100.00	A+	4,179,595
	5.000%, 7/01/43
2,500	Salt Lake City, Utah, Public Utilities Revenue Bonds, Series 2020, 4.000%, 2/01/47	2/29 at 100.00	AAA	2,904,250
	Salt Lake County, Utah, Sales Tax Revenue Bonds, TRCC Series 2017:
695	5.000%, 2/01/36	2/27 at 100.00	AAA	850,583
1,150	5.000%, 2/01/37	2/27 at 100.00	AAA	1,403,357

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah (continued)
	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project,
	Refunding Series 2017A:
$ 1,250	5.000%, 9/01/29	3/28 at 100.00	AA–	$ 1,579,950
1,000	5.000%, 9/01/30	3/28 at 100.00	AA–	1,257,110
1,250	5.000%, 9/01/31	3/28 at 100.00	AA–	1,563,362
660	5.000%, 9/01/32	3/28 at 100.00	AA–	820,855
540	Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing Program, Series 2017A,	3/27 at 100.00	AA	654,874
	5.000%, 3/01/37
17,890	Total Utah			21,500,992
	Virginia – 2.4%
1,805	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,	7/26 at 100.00	BBB	2,045,191
	First Tier Series 2016, 5.000%, 7/01/46
3,865	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	4,590,615
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	5.000%, 10/01/47
14,110	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	A–	14,700,503
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	A–	12,892,200
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
4,355	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	11/20 at 100.00	B–	4,373,422
	Bonds, Series 2007B1, 5.000%, 6/01/47
4,100	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	BBB	4,580,889
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/49 (AMT)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
4,180	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	4,383,817
1,355	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	1,442,614
3,770	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	3,936,936
47,540	Total Virginia			52,946,187
	Washington – 3.5%
	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2016:
1,930	5.000%, 2/01/29	2/26 at 100.00	AA–	2,273,849
1,000	5.000%, 2/01/30	2/26 at 100.00	AA–	1,170,990
	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue
	Bonds, Series 2017:
1,175	5.000%, 12/01/38	6/27 at 100.00	A1	1,274,675
5,000	5.000%, 12/01/41	6/27 at 100.00	A1	5,399,650
1,390	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	1,507,497
	2019A-1, 4.000%, 8/01/44
3,780	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+ (4)	3,812,621
	Research Center, Series 2011A, 5.625%, 1/01/35 (Pre-refunded 1/01/21)
2,400	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical	12/20 at 100.00	N/R (4)	2,409,648
	Center, Series 2010, 5.375%, 12/01/33 (Pre-refunded 12/01/20)
12,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/22 at 100.00	AA–	12,717,360
	Services, Refunding Series 2012A, 5.000%, 10/01/33
1,310	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/27 at 100.00	BBB–	1,482,095
	Center, Series 2017, 5.000%, 8/15/30

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue
	Bonds, Series 2018:
$ 2,715	5.000%, 7/01/36	7/28 at 100.00	A3	$ 3,028,229
7,200	5.000%, 7/01/43	7/28 at 100.00	A3	7,956,360
7,000	4.000%, 7/01/58	7/28 at 100.00	A3	7,102,550
3,000	5.000%, 7/01/58	7/28 at 100.00	A3	3,294,180
	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C:
9,100	0.000%, 6/01/29 – NPFG Insured	No Opt. Call	Aaa	8,134,126
16,195	0.000%, 6/01/30 – NPFG Insured	No Opt. Call	Aaa	14,063,414
75,195	Total Washington			75,627,244
	West Virginia – 0.7%
1,830	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington	1/29 at 100.00	BBB+	2,179,805
	Hospital, Inc Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/36
3,750	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area	9/29 at 100.00	Baa1	4,367,812
	Medical Center, Refunding & Improvement Series 2019A, 5.000%, 9/01/39
3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	3,246,600
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
3,570	West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2018,	6/28 at 100.00	AA–	4,382,603
	5.000%, 6/01/43
12,150	Total West Virginia			14,176,820
	Wisconsin – 1.2%
2,375	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	2,461,925
	Series 2012B, 5.000%, 2/15/40
4,410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	4,584,107
	Inc, Series 2012, 5.000%, 6/01/39
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital,
	Inc, Series 2011A:
3,500	5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	3,595,760
5,000	6.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	5,142,500
6,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health	8/22 at 100.00	N/R (4)	7,152,486
	Care, Inc, Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Ascension Health Alliance Senior Credit Group, Series 2016A:
935	4.000%, 11/15/46 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	1,112,809
2,415	4.000%, 11/15/46	5/26 at 100.00	AA+	2,662,682
25,235	Total Wisconsin			26,712,269
	Wyoming – 0.1%
1,850	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	1,900,727
$ 2,167,216	Total Long-Term Investments (cost $1,957,581,873)			2,183,179,173
	Floating Rate Obligations – (1.4)%			(29,705,000)
	Other Assets Less Liabilities – 0.8%			17,629,760
	Net Assets Applicable to Common Shares – 100%			$ 2,171,103,933

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NUW	Nuveen AMT-Free Municipal Value Fund Portfolio of Investments October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.6%
	MUNICIPAL BONDS – 99.6%
	Alaska – 0.2%
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed
	Bonds, Series 2006A:
$ 80	4.625%, 6/01/23	11/20 at 100.00	A1	$ 80,020
385	5.000%, 6/01/46	11/20 at 100.00	B3	386,632
465	Total Alaska			466,652
	Arizona – 1.7%
345	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate	7/30 at 100.00	AAA	403,730
	Lien Series 2020A, 4.000%, 7/01/45
3,045	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	4,072,596
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
3,390	Total Arizona			4,476,326
	California – 14.4%
1,790	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	2,059,628
	Subordinate Lien Series 2016B, 5.000%, 10/01/37
1,730	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	1,442,387
	Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured
45	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	50,068
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
340	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	BBB	387,304
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	11/21/45, 144A
540	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	555,455
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
2,040	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	Aa3	2,622,032
	Airport, Private Activity/Non AMT Refunding Subordinate Series 2019C, 5.000%, 5/15/30
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	701,015
	Series 2009A, 6.500%, 11/01/39
10,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%,	8/29 at 100.00	AA	14,515,620
	8/01/38 – AGC Insured
1,030	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	AA–	748,964
	School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/35
2,470	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A1	2,883,577
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
12,955	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	9,243,392
	Election Series 2012G, 0.000%, 8/01/35 – AGM Insured
5,185	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 36.88	AA	1,742,990
	Refunding Series 2015, 0.000%, 8/01/44
700	Victor Elementary School District, San Bernardino County, California, General Obligation	No Opt. Call	Aa3	681,107
	Bonds, Series 2002A, 0.000%, 8/01/24 – FGIC Insured
39,475	Total California			37,633,539
	Colorado – 7.0%
3,025	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	3,579,543
	Series 2019A-2, 5.000%, 8/01/44
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System,	1/30 at 100.00	AA–	2,287,040
	Refunding Series 2019B, 4.000%, 1/01/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center
	Hotel, Refunding Senior Lien Series 2016:
$ 1,000	5.000%, 12/01/30	12/26 at 100.00	Baa2	$ 1,073,610
1,500	5.000%, 12/01/36	12/26 at 100.00	Baa2	1,597,170
3,540	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2019A,	12/29 at 100.00	BBB	3,887,310
	4.000%, 12/01/37
5,885	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%,	No Opt. Call	A	4,393,211
	9/01/34 – NPFG Insured
1,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A+	1,543,300
	Springs Utilities, Series 2008, 6.500%, 11/15/38
17,950	Total Colorado			18,361,184
	Florida – 4.7%
1,035	Broward County, Florida, Half-Cent Sales Tax Revenue Bonds, Refunding Series 2020,	10/30 at 100.00	AA+	1,233,906
	4.000%, 10/01/40
1,055	Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A, 4.000%, 10/01/44	10/28 at 100.00	Aa3	1,217,438
500	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	AA–	615,845
1,605	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	1,799,333
	5.000%, 11/15/45
535	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City	2/24 at 100.00	AA	603,860
	Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured
3,350	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series	10/25 at 100.00	AA–	3,994,038
	2017B, 5.000%, 10/01/32
510	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	610,725
	Electric Cooperative, Inc Project, Refunding Series 2018B, 5.000%, 3/15/42
375	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	294,645
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)
525	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	11/20 at 100.00	N/R	5
	Series 2007-3, 6.450%, 5/01/23 (6)
1,315	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/20 at 100.00	N/R	1,198,662
	Series 2015-1, 0.000%, 5/01/40 (5)
805	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/20 at 100.00	N/R	565,384
	Series 2015-2, 0.000%, 5/01/40 (5)
880	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/20 at 100.00	N/R	9
	Series 2015-3, 6.610%, 5/01/40 (6)
12,490	Total Florida			12,133,850
	Georgia – 3.8%
2,470	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	No Opt. Call	A–	2,557,932
	Power Company, Fourth Series 1994, 2.250%, 10/01/32 (Mandatory Put 5/25/23)
933	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta	11/20 at 100.00	Baa3	936,795
	Air Lines, Inc Project, Series 2009A, 8.750%, 6/01/29
2,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/27 at 100.00	AA	2,416,420
	Certificates, Northeast Georgia Health Services Inc, Series 2017B, 5.500%, 2/15/42
1,470	Municipal Electric Authority of Georgia, General Resolution Projects Subordinated Bonds,	1/28 at 100.00	A1	1,757,958
	Series 20188HH, 5.000%, 1/01/44
2,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	1/25 at 100.00	A2	2,266,600
	Series 2015A, 5.000%, 1/01/35
8,873	Total Georgia			9,935,705
	Illinois – 9.1%
2,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	2,297,920
	Series 2016, 6.000%, 4/01/46

NUW	Nuveen AMT-Free Municipal Value Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
$ 470	0.000%, 1/01/33 – FGIC Insured	No Opt. Call	BBB+	$ 305,862
3,000	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB+	1,617,360
2,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2017, 5.000%, 11/15/38	11/27 at 100.00	AA–	2,344,460
1,800	Evanston, Cook County, Illinois, General Obligation Bonds, Corporate Purpose Series	12/29 at 100.00	AA+	2,220,696
	2019A, 5.000%, 12/01/43
3,500	Illinois Finance Authority, State of Illinois Clean Water Initiative Revolving Fund	1/27 at 100.00	AAA	4,296,460
	Revenue Bonds, Series 2017, 5.000%, 7/01/37
1,500	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB–	1,627,890
525	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	BBB–	574,361
495	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	BBB	497,772
	Bonds, Refunding Series 2020A, 4.000%, 6/15/50
11,420	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB	6,167,599
	Expansion Project, Series 2002A, 0.000%, 12/15/37 – NPFG Insured
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	674,046
	6.000%, 10/01/42
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
300	0.000%, 11/01/23 – NPFG Insured (ETM)	No Opt. Call	Baa2 (7)	294,579
745	0.000%, 11/01/23 – FGIC Insured	No Opt. Call	A	721,242
28,370	Total Illinois			23,640,247
	Indiana – 0.6%
1,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25	No Opt. Call	AA	1,452,345
	AMBAC Insured
	Iowa – 1.2%
3,075	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	11/20 at 100.00	B–	3,117,097
	5.375%, 6/01/38
	Kentucky – 3.6%
1,150	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern	1/26 at 100.00	A1	1,355,309
	Kentucky International Airport, Series 2016, 5.000%, 1/01/29
1,000	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington	9/28 at 100.00	A2	1,122,000
	Center Corporation Project, Series 2018A, 5.000%, 9/01/43
2,500	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds,	12/22 at 100.00	AA	2,641,075
	Louisville Arena Authority, Inc, Series 2017A, 5.000%, 12/01/47 – AGM Insured
3,750	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	3,967,125
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
325	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities	No Opt. Call	A1	326,609
	Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A, 1.650%, 6/01/33
	(Mandatory Put 6/01/21)
8,725	Total Kentucky			9,412,118
	Maryland – 3.4%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,150	5.000%, 9/01/33	9/27 at 100.00	BB–	1,020,832
2,250	5.000%, 9/01/34	9/27 at 100.00	BB–	1,994,738
5,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar	5/27 at 100.00	A	5,867,250
	Health Issue, Series 2017A, 5.000%, 5/15/42
8,400	Total Maryland			8,882,820
	Michigan – 1.3%
1,000	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/28 at 100.00	Aa3	1,219,110
	Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 500	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	12/22 at 100.00	AA– (7)	$ 547,980
	Refunding Series 2017A-MI, 5.000%, 12/01/47 (Pre-refunded 12/01/22)
1,500	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco	12/30 at 100.00	BBB–	1,745,025
	Receipts, Series 2020B-1-CL2, 5.000%, 6/01/49
3,000	Total Michigan			3,512,115
	Minnesota – 1.3%
1,145	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/47	12/26 at 100.00	Aa3	1,361,863
700	Southern Minnesota Municipal Power Agency, Badger Coulee Project Revenue Bonds, Series	1/30 at 100.00	AA–	914,676
	2019A, 5.000%, 1/01/32
1,000	University of Minnesota, General Obligation Bonds, Series 2017A, 5.000%, 9/01/36	9/27 at 100.00	Aa1	1,232,670
2,845	Total Minnesota			3,509,209
	Nebraska – 0.2%
500	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A	535,750
	5.000%, 9/01/42
	Nevada – 6.3%
3,000	Clark County, Nevada, General Obligation Bonds, Transportation Improvement, Limited Tax,	12/28 at 100.00	AA+	3,793,050
	Additionally Secured by Pledged Revenue Series 2018B, 5.000%, 12/01/33
4,000	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C,	7/28 at 100.00	Aa3	4,662,800
	5.250%, 7/01/43
	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2019B:
3,015	5.000%, 7/01/36	7/29 at 100.00	Aa3	3,564,182
1,665	5.000%, 7/01/37	7/29 at 100.00	Aa3	1,961,503
2,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	12/24 at 100.00	Aa1	2,305,640
	2015, 5.000%, 6/01/39
60	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at	No Opt. Call	Ba2	58,584
	Sparks Marina, Refunding Senior Series 2019A, 2.750%, 6/15/28, 144A
13,740	Total Nevada			16,345,759
	New Jersey – 2.4%
935	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	BBB+	1,118,251
	2005N-1, 5.500%, 9/01/27 – NPFG Insured
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	BBB+	1,013,910
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22
5,020	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	BBB+	3,487,244
	Appreciation Series 2010A, 0.000%, 12/15/31
255	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	BBB+	278,225
	2015AA, 5.250%, 6/15/41
355	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	401,771
	Bonds, Series 2018B, 5.000%, 6/01/46
7,565	Total New Jersey			6,299,401
	New York – 5.6%
3,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A	4,284,960
	Series 2007, 5.500%, 10/01/37
1,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	1,801,470
	2017, 5.000%, 9/01/42
2,050	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	2,531,422
	2018, 5.000%, 9/01/39
750	Metropolitan Transportation Authority, 5.000%, New York, 11/15/30 (WI/DD, Settling 11/13/20)	No Opt. Call	A3	826,297
1,390	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A3	1,504,995
	Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50
1,230	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 5.000%, 8/01/43	8/30 at 100.00	AA	1,511,043

NUW	Nuveen AMT-Free Municipal Value Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A	$ 1,575,285
	Center Project, Series 2011, 5.750%, 11/15/51
430	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	431,750
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
11,850	Total New York			14,467,222
	North Carolina – 1.8%
1,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/26 at 100.00	AA+	1,220,520
	Project, Refunding Series 2016B, 5.000%, 7/01/42
1,360	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/20 at 100.00	AA–	1,360,000
	Health Inc, Series 2010A, 4.750%, 11/01/43
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding
	Senior Lien Series 2017:
1,095	5.000%, 1/01/31 – AGM Insured	1/27 at 100.00	AA	1,316,475
700	5.000%, 1/01/32	1/27 at 100.00	BBB	824,334
4,155	Total North Carolina			4,721,329
	Ohio – 2.9%
570	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	618,319
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
6,360	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	6,809,461
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
6,930	Total Ohio			7,427,780
	Oklahoma – 0.1%
255	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	296,817
	Project, Series 2018B, 5.250%, 8/15/43
	Puerto Rico – 3.1%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
3,279	4.500%, 7/01/34	7/25 at 100.00	N/R	3,433,113
3,740	4.550%, 7/01/40	7/28 at 100.00	N/R	3,902,017
710	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	740,757
	Cofina Project Series 2019A-2A, 4.550%, 7/01/40
7,729	Total Puerto Rico			8,075,887
	South Carolina – 1.9%
5,435	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2,	No Opt. Call	AA	4,818,128
	0.000%, 1/01/29 – AGC Insured
	Tennessee – 2.1%
605	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage	7/27 at 100.00	AA	730,392
	Revenue Bonds, Green Series 2017A, 5.000%, 7/01/42
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B,	No Opt. Call	BBB	4,860,520
	5.625%, 9/01/26
4,605	Total Tennessee			5,590,912
	Texas – 12.3%
1,000	Austin Community College District Public Facility Corporation, Texas, Lease Revenue	8/27 at 100.00	AA	1,184,970
	Bonds, Highland Campus – Building 3000 Project, Series 2018A, 5.000%, 8/01/42
1,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2017, 5.000%, 11/15/35	11/26 at 100.00	AA	1,212,020
500	Bexar County Hospital District, Texas, Certificates of Obligation, Series 2020, 5.000%, 2/15/45	2/29 at 100.00	Aa1	616,660
710	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020A,	1/30 at 100.00	A–	873,059
	5.000%, 1/01/39
1,855	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+ (7)	2,133,194
	Series 2013A, 5.500%, 4/01/53 (Pre-refunded 10/01/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
$ 3,000	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	$ 2,159,670
7,935	0.000%, 9/01/33 – AMBAC Insured	No Opt. Call	A	5,479,355
1,430	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/30 at 100.00	A+	1,765,564
	Transmission Services Corporation Project, Refunding Series 2020A, 5.000%, 5/15/50
915	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/25 at 100.00	A+	1,041,426
	5.000%, 1/01/45
250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	293,225
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
1,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,	12/22 at 100.00	A3	1,595,640
	Series 2012, 5.000%, 12/15/32
1,600	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE	12/29 at 100.00	Baa2	1,965,968
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien
	Series 2019A, 5.000%, 12/31/35
7,635	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/26 at 100.00	AAA	8,845,224
	Trust Series 2016, 4.000%, 10/15/41
2,500	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/27 at 100.00	AAA	2,890,075
	Trust Series 2017A, 4.000%, 10/15/42 (UB) (4)
31,830	Total Texas			32,056,050
	Utah – 0.6%
1,405	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	A+	1,652,631
	Virginia – 2.2%
1,160	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,	7/26 at 100.00	BBB	1,306,670
	First Tier Series 2016, 5.000%, 7/01/51
1,400	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB+	1,415,736
	Appreciation Series 2012B, 0.000%, 7/15/40 (5)
1,735	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	2,060,729
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	5.000%, 10/01/47
1,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	A–	1,041,850
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
5,295	Total Virginia			5,824,985
	Washington – 3.1%
3,330	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island	No Opt. Call	AA+	2,908,888
	Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/29 – NPFG Insured
690	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/27 at 100.00	BBB–	780,645
	Center, Series 2017, 5.000%, 8/15/30
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue
	Bonds, Series 2018:
2,015	5.000%, 7/01/43	7/28 at 100.00	A3	2,226,676
2,000	5.000%, 7/01/43	7/28 at 100.00	A1	2,241,560
8,035	Total Washington			8,157,769
	West Virginia – 2.3%
235	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington	1/29 at 100.00	BBB+	279,920
	Hospital, Inc Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/36
2,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area	9/29 at 100.00	Baa1	2,329,500
	Medical Center, Refunding & Improvement Series 2019A, 5.000%, 9/01/39

NUW	Nuveen AMT-Free Municipal Value Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia (continued)
$ 1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	$ 1,623,300
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
1,430	West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2018,	6/28 at 100.00	AA–	1,755,497
	5.000%, 6/01/43
5,165	Total West Virginia			5,988,217
	Wisconsin – 0.4%
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,046,270
	Series 2012B, 5.000%, 2/15/27
$ 254,052	Total Long-Term Investments (cost $228,920,774)			259,838,114
	Floating Rate Obligations – (0.8)%			(2,000,000)
	Other Assets Less Liabilities – 1.2% (8)			2,952,144
	Net Assets Applicable to Common Shares – 100%			$ 260,790,258

Investments in Derivatives
Futures Contracts
Variation
						Unrealized	Margin
	Contract	Number of	Expiration	Notional		Appreciation	Receivable/
Description	Position	Contracts	Date	Amount	Value	(Depreciation)	(Payable)
U.S. Treasury 10-Year Note	Short	(250)	12/20	$(34,729,975)	$(34,554,688)	$175,287	$46,875

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NMI	Nuveen Municipal Income Fund, Inc. Portfolio of Investments October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.3%
	MUNICIPAL BONDS – 99.3%
	Alabama – 0.8%
$ 500	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A	$ 685,645
100	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	109,833
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
600	Total Alabama			795,478
	Arizona – 2.4%
600	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals	12/24 at 100.00	A2	680,634
	Project, Refunding Series 2014A, 5.000%, 12/01/39
1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	1/28 at 100.00	AA–	1,150,630
	Math & Science Projects, Series 2018A, 5.000%, 7/01/48
515	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	653,705
	Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28
2,115	Total Arizona			2,484,969
	California – 15.6%
5,000	Adelanto School District, San Bernardino County, California, General Obligation Bonds,	No Opt. Call	A+	4,936,100
	Series 1997A, 0.000%, 9/01/22 – NPFG Insured
	Brea Olinda Unified School District, Orange County, California, General Obligation
	Bonds, Series 1999A:
2,000	0.000%, 8/01/21 – FGIC Insured	No Opt. Call	AA–	1,994,800
2,070	0.000%, 8/01/22 – FGIC Insured	No Opt. Call	AA–	2,053,709
2,120	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	2,087,522
500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A+	555,585
	Health, Series 2018A, 4.000%, 11/15/42
365	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	412,760
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
275	California Statewide Communities Development Authority, Revenue Bonds, Front Porch	4/27 at 100.00	A	294,742
	Communities and Services Project, Series 2017A, 4.000%, 4/01/36
527	California Statewide Community Development Authority, Revenue Bonds, Daughters of	11/20 at 100.00	N/R	484,666
	Charity Health System, Series 2005A, 5.500%, 7/01/39 (4)
600	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	7/29 at 100.00	A–	636,522
	Refunding Term Rate Sub-Series 2013B-1, 3.500%, 1/15/53
300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	459,471
	Series 2009A, 7.000%, 11/01/34
385	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A– (5)	390,463
	Mission Bay North Redevelopment Project, Series 2011C, 6.000%, 8/01/24 (Pre-refunded 2/01/21)
500	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB+	550,980
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,	12/21 at 100.00	A+ (5)	1,061,740
	Redevelopment Project, Subordinate Lien Series 2011, 6.000%, 12/01/22 (Pre-refunded 12/01/21)
15,642	Total California			15,919,060
	Colorado – 10.0%
	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,
	Refunding Series 2013A:
150	5.125%, 12/01/29	12/23 at 100.00	BBB	162,754
250	5.375%, 12/01/33	12/23 at 100.00	BBB	270,455
350	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical	6/27 at 100.00	N/R (5)	449,176
	Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/42
	(Pre-refunded 6/01/27)

NMI	Nuveen Municipal Income Fund, Inc. Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living	1/24 at 102.00	N/R	$ 529,495
	Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37
1,140	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	1,227,985
	Series 2019A-2, 4.000%, 8/01/49
750	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1,	11/23 at 100.00	AA+	842,865
	5.000%, 11/15/38
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%,	11/22 at 100.00	AA– (5)	1,095,200
	11/15/32 (Pre-refunded 11/15/22)
1,395	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	12/28 at 100.00	A+	1,626,403
	2018A, 5.000%, 12/01/48 (AMT)
110	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	126,144
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
650	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/28 at 100.00	A	709,059
	Revenue Bonds, Series 2018A, 4.000%, 12/01/51
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/20 at 100.00	AA (5)	1,004,590
	Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured
340	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A+	368,183
	Springs Utilities, Series 2008, 6.125%, 11/15/23
1,100	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and	12/27 at 100.00	AA	1,315,853
	Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/42
499	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds,	12/23 at 100.00	N/R	511,265
	Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2013, 5.000%, 12/01/33
9,234	Total Colorado			10,239,427
	Delaware – 0.1%
100	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project,	12/28 at 100.00	BBB	116,488
	Series 2018, 5.000%, 6/01/48
	Florida – 6.3%
850	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	9/23 at 100.00	BBB	905,301
	Academy, Inc Project, Series 2013A, 5.000%, 9/01/33
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
350	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/20 at 105.00	N/R	300,496
450	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/20 at 105.00	N/R	385,564
500	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova	4/21 at 100.00	A– (5)	512,405
	Southeastern University, Refunding Series 2011, 6.375%, 4/01/31 (Pre-refunded 4/01/21)
500	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A+	571,940
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (AMT)
1,280	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds,	2/31 at 100.00	A	1,378,765
	Florida Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020A, 4.000%, 8/01/50
800	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	11/20 at 100.00	AA	802,456
	2010B, 5.000%, 10/01/35 – AGM Insured
1,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%,	10/22 at 100.00	AA– (5)	1,090,700
	10/01/42 (Pre-refunded 10/01/22)
310	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/22 at 100.00	A+ (5)	330,364
	Health, Inc, Series 2012A, 5.000%, 10/01/42 (Pre-refunded 4/01/22)
100	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute,	7/30 at 100.00	A2	111,450
	Series 2020B, 4.000%, 7/01/45
6,140	Total Florida			6,389,441
	Georgia – 2.8%
455	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	A+	498,025
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40
385	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BB+	377,350
	Testletree Village Apartments, Series 2013A, 4.000%, 11/01/25

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 370	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc	7/29 at 100.00	AA–	$ 411,181
	Project, Series 2019A, 4.000%, 7/01/49
255	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series	7/28 at 100.00	A	301,578
	2019A, 5.000%, 1/01/63
300	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2006B,	No Opt. Call	A+	317,187
	5.000%, 3/15/22
850	Rockdale County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc	7/29 at 100.00	AA–	951,184
	Project, Series 2019A, 4.000%, 7/01/44
2,615	Total Georgia			2,856,505
	Hawaii – 0.3%
250	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	257,785
	University, Series 2013A, 6.625%, 7/01/33
	Illinois – 10.2%
250	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	287,240
	Series 2016, 6.000%, 4/01/46
435	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	BB	459,878
	Refunding Series 2018D, 5.000%, 12/01/46
650	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	766,116
	Series 2016A, 7.000%, 12/01/44
1,000	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural	11/24 at 100.00	A	1,103,930
	History, Series 2002RMKT, 4.500%, 11/01/36
280	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	11/20 at 100.00	AA–	280,675
	5.125%, 5/15/35
80	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	87,610
	2013A, 5.500%, 7/01/28
200	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	A3	220,506
	Refunding Series 2015C, 5.000%, 8/15/44
400	Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/39	5/30 at 100.00	BBB–	441,392
990	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	BBB–	1,030,540
1,555	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BBB	1,588,790
	Bonds, Refunding Series 2012B, 5.000%, 6/15/52
200	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BBB	216,582
	Bonds, Series 2015A, 5.500%, 6/15/53
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Series 2017A:
3,000	0.000%, 12/15/56 – BAM Insured	No Opt. Call	AA	752,130
6,000	0.000%, 12/15/56	No Opt. Call	BBB	1,153,800
205	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB	120,189
	Expansion Project, Series 2002A, 0.000%, 12/15/35 – NPFG Insured
450	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana	10/22 at 100.00	Baa1	469,908
	College, Series 2012, 5.000%, 10/01/27
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	6/21 at 100.00	N/R (5)	826,632
	Series 2010, 6.000%, 6/01/28 (Pre-refunded 6/01/21)
490	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	543,890
	6.000%, 10/01/32
16,985	Total Illinois			10,349,808
	Indiana – 2.4%
735	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds,	6/30 at 100.00	N/R	735,000
	Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%,
	6/01/55, 144A (WI/DD, Settling 11/10/20)

NMI	Nuveen Municipal Income Fund, Inc. Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 525	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	11/20 at 100.00	B	$ 525,793
	Educational Excellence, Inc, Series 2009A, 7.000%, 10/01/39
655	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	694,883
	Project, Series 2013A, 5.000%, 7/01/44 (AMT)
500	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc,	9/21 at 100.00	N/R (5)	531,195
	Series 2011, 8.000%, 9/01/41 (Pre-refunded 9/01/21)
2,415	Total Indiana			2,486,871
	Iowa – 0.8%
835	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University	10/21 at 100.00	BBB	855,958
	of Dubuque Project, Refunding Series 2011, 5.625%, 10/01/26
	Louisiana – 1.4%
1,000	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2019A,	2/29 at 100.00	AA–	1,152,450
	4.000%, 2/01/45
200	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A2	223,332
	Project, Series 2017B, 5.000%, 1/01/48 (AMT)
1,200	Total Louisiana			1,375,782
	Maine – 0.5%
500	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	BBB	519,155
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43
	Maryland – 0.8%
250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge	7/27 at 100.00	A+	274,550
	Health Issue, Series 2017, 4.000%, 7/01/42
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula	7/24 at 100.00	A	545,315
	Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45
750	Total Maryland			819,865
	Massachusetts – 0.6%
50	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series	6/29 at 100.00	BBB	53,336
	2019A, 4.000%, 6/01/49
500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care,	7/26 at 100.00	A–	565,125
	Series 2016I, 5.000%, 7/01/46
550	Total Massachusetts			618,461
	Michigan – 2.5%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA– (5)	384,465
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
1,000	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series	11/29 at 100.00	A	1,097,540
	2019A, 4.000%, 11/15/50
1,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	Aa2 (5)	1,048,990
	2011-II-A, 5.375%, 10/15/36 (Pre-refunded 10/15/21)
2,355	Total Michigan			2,530,995
	Minnesota – 2.3%
300	City of Minneapolis, Minnesota, Senior Housing and Healthcare Facilities Revenue Bonds,	11/22 at 100.00	N/R	277,326
	Walker Minneapolis Campus Project, Series 2015, 4.625%, 11/15/31
1,000	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,	2/28 at 100.00	A–	1,150,370
	Essentia Health Obligated Group, Series 2018A, 5.000%, 2/15/53
300	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian	9/24 at 100.00	N/R	305,610
	Homes Bloomington Project, Refunding Series 2017, 4.250%, 9/01/37
500	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County,	2/27 at 100.00	AAA	567,870
	Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/39
2,100	Total Minnesota			2,301,176

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi – 1.1%
$ 1,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial	9/26 at 100.00	BBB+	$ 1,146,850
	Healthcare, Series 2016A, 5.000%, 9/01/36
	Missouri – 4.1%
190	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood,	11/20 at 100.00	A–	190,399
	Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
135	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	141,400
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
1,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/22 at 100.00	BBB–	1,023,500
	Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33
125	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	138,745
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	6/30 at 100.00	A+	1,104,320
	Mercy Health, Series 2020, 4.000%, 6/01/53
965	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional	2/22 at 100.00	BBB+	1,006,283
	Health System, Series 2012, 5.000%, 2/15/26
215	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/25 at 103.00	BB+	232,009
	Village Saint Louis Obligated Group, Series 2018A, 5.250%, 9/01/53
335	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds,	10/23 at 100.00	N/R	336,712
	Missouri Valley College, Series 2017, 4.500%, 10/01/40
3,965	Total Missouri			4,173,368
	Nebraska – 0.4%
400	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project,	5/21 at 100.00	Aa3	410,052
	Refunding Series 2011, 5.050%, 9/01/30
	New Jersey – 2.9%
90	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB–	94,006
	Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	AA	121,013
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
545	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	BBB+	585,722
	2015AA, 5.000%, 6/15/45
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB+	1,029,510
	2019BB, 4.000%, 6/15/44
1,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	1,153,680
	Bonds, Series 2018A, 5.000%, 6/01/46
2,745	Total New Jersey			2,983,931
	New York – 2.7%
60	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	7/25 at 100.00	BBB	67,898
	Bonds, Catholic Health System, Inc Project, Series 2015, 5.250%, 7/01/35
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
155	5.750%, 2/15/47	2/21 at 100.00	AA–	157,255
245	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (5)	248,864
315	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A3	347,791
	Climate Bond Certified Series 2020C-1, 5.250%, 11/15/55
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	512,270
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
1,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	AA+	1,128,590
	General Purpose, Series 2020A, 4.000%, 3/15/45
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1 (5)	266,079
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
2,540	Total New York			2,728,747

NMI	Nuveen Municipal Income Fund, Inc. Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 2.4%
$ 1,775	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien	1/30 at 100.00	Aa1	$ 2,108,842
	Series 2019, 5.000%, 1/01/49
225	University of North Carolina, Chapel Hill, Revenue Bonds, Hospital System, Series 2019,	No Opt. Call	AA	328,579
	5.000%, 2/01/45
2,000	Total North Carolina			2,437,421
	North Dakota – 0.6%
200	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/21 at 100.00	N/R (5)	205,824
	Project, Series 2014A, 5.000%, 7/01/35 (Pre-refunded 7/01/21)
300	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series	11/21 at 100.00	A+ (5)	317,430
	2011, 6.250%, 11/01/31 (Pre-refunded 11/01/21)
100	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	101,778
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
600	Total North Dakota			625,032
	Ohio – 2.5%
655	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	701,289
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
1,750	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health	8/21 at 100.00	A2	1,815,835
	Center Project, Refunding Series 2011, 5.250%, 8/01/36
2,405	Total Ohio			2,517,124
	Oklahoma – 0.3%
250	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	290,308
	Project, Series 2018B, 5.500%, 8/15/57
	Oregon – 0.4%
55	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc,	11/25 at 102.00	N/R	58,142
	Series 2020A, 5.250%, 11/15/50
300	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project,	5/22 at 100.00	BBB	306,540
	Refunding Series 2014A, 5.000%, 5/01/40
355	Total Oregon			364,682
	Pennsylvania – 2.7%
1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital &	5/22 at 100.00	BB+	1,028,270
	Medical Center Project, Series 2012A, 5.000%, 11/01/40
100	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/29 at 100.00	A	106,812
	Thomas Jefferson University, Series 2019, 4.000%, 9/01/49
560	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	591,702
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/36
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student	7/22 at 100.00	N/R (5)	1,074,510
	Housing at Indiana University, Project Series 2012A, 5.000%, 7/01/41 (Pre-refunded 7/01/22)
2,660	Total Pennsylvania			2,801,294
	Puerto Rico – 1.3%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
200	4.550%, 7/01/40	7/28 at 100.00	N/R	208,664
1,760	0.000%, 7/01/51	7/28 at 30.01	N/R	366,731
745	5.000%, 7/01/58	7/28 at 100.00	N/R	793,686
2,705	Total Puerto Rico			1,369,081
	South Carolina – 0.6%
620	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	4/26 at 103.00	BBB–	620,862
	Bishop Gadsden Episcopal Retirement Community, Series 2019A, 4.000%, 4/01/49

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Dakota – 0.1%
$ 100	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project,	11/26 at 100.00	BB	$ 101,936
	Series 2017, 5.125%, 11/01/47
	Tennessee – 2.3%
1,250	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (5)	1,378,600
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
870	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,	9/26 at 100.00	BBB	960,793
	University Health System, Inc, Series 2016, 5.000%, 9/01/47
2,120	Total Tennessee			2,339,393
	Texas – 6.5%
670	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	756,249
	5.000%, 1/01/40
335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+	356,661
	Series 2013A, 5.125%, 10/01/43
500	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A+	577,870
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40
125	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	132,455
	Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A
200	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible	9/31 at 100.00	N/R (5)	271,952
	Capital Appreciation Series 2011C, 0.000%, 9/01/43 (Pre-refunded 9/01/31) (6)
410	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	440,951
	5.000%, 1/01/40
500	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series	1/25 at 100.00	A	573,870
	2015A, 5.000%, 1/01/38
240	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba1	251,340
	2014A, 5.000%, 2/01/34
295	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds,	No Opt. Call	A	372,762
	Series 2007, 5.500%, 8/01/27
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
1,165	5.000%, 12/15/27	12/22 at 100.00	A3	1,254,064
505	5.000%, 12/15/28	12/22 at 100.00	A3	542,047
1,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A–	1,135,980
	Second Tier Series 2015C, 5.000%, 8/15/32
5,945	Total Texas			6,666,201
	Virginia – 1.7%
105	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	114,594
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/49
1,265	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	BBB	1,411,765
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)
205	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	218,255
	Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (AMT)
1,575	Total Virginia			1,744,614
	West Virginia – 1.2%
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/28 at 100.00	A	1,179,660
	Health System Obligated Group, Series 2018A, 5.000%, 6/01/52

NMI	Nuveen Municipal Income Fund, Inc. Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 5.7%
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
$ 4	0.000%, 1/01/46, 144A (4)	No Opt. Call	N/R	$ 91
4	0.000%, 1/01/47, 144A (4)	No Opt. Call	N/R	86
4	0.000%, 1/01/48, 144A (4)	No Opt. Call	N/R	84
4	0.000%, 1/01/49, 144A (4)	No Opt. Call	N/R	81
3	0.000%, 1/01/50, 144A (4)	No Opt. Call	N/R	76
4	0.000%, 1/01/51, 144A (4)	No Opt. Call	N/R	82
98	3.750%, 7/01/51, 144A (4)	3/28 at 100.00	N/R	61,816
4	0.000%, 1/01/52, 144A (4)	No Opt. Call	N/R	78
4	0.000%, 1/01/53, 144A (4)	No Opt. Call	N/R	75
4	0.000%, 1/01/54, 144A (4)	No Opt. Call	N/R	73
4	0.000%, 1/01/55, 144A (4)	No Opt. Call	N/R	70
4	0.000%, 1/01/56, 144A (4)	No Opt. Call	N/R	68
4	0.000%, 1/01/57, 144A (4)	No Opt. Call	N/R	65
4	0.000%, 1/01/58, 144A (4)	No Opt. Call	N/R	62
3	0.000%, 1/01/59, 144A (4)	No Opt. Call	N/R	61
3	0.000%, 1/01/60, 144A (4)	No Opt. Call	N/R	58
3	0.000%, 1/01/61, 144A (4)	No Opt. Call	N/R	55
3	0.000%, 1/01/62, 144A (4)	No Opt. Call	N/R	53
3	0.000%, 1/01/63, 144A (4)	No Opt. Call	N/R	51
3	0.000%, 1/01/64, 144A (4)	No Opt. Call	N/R	50
3	0.000%, 1/01/65, 144A (4)	No Opt. Call	N/R	48
3	0.000%, 1/01/66, 144A (4)	No Opt. Call	N/R	45
42	0.000%, 1/01/67, 144A (4)	No Opt. Call	N/R	538
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marquette	10/22 at 100.00	A2	514,985
	University, Series 2012, 4.000%, 10/01/32
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital,	5/21 at 100.00	N/R (5)	1,026,130
	Inc, Series 2011A, 5.500%, 5/01/31 (Pre-refunded 5/01/21)
755	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen	10/21 at 100.00	AA–	777,620
	Lutheran, Series 2011A, 5.250%, 10/15/39
200	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson	10/22 at 102.00	N/R	208,102
	Hollow Project Series 2014, 5.125%, 10/01/34
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, PHW	10/23 at 102.00	N/R	1,026,780
	Oconomowoc, Inc Project, Series 2018, 5.125%, 10/01/48
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/24 at 100.00	A+	1,118,000
	ProHealth Care, Inc Obligated Group, Refunding Series 2015, 5.000%, 8/15/39
500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers	7/24 at 100.00	A	549,990
	Memorial Hospital, Inc, Series 2014B, 5.000%, 7/01/44
545	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint	9/23 at 100.00	BBB–	556,336
	John’s Communities Inc, Series 2018A, 5.000%, 9/15/50
5,715	Total Wisconsin			5,841,709
$ 103,086	Total Long-Term Investments (cost $94,852,444)			101,259,489
	Other Assets Less Liabilities – 0.7%			664,738
	Net Assets Applicable to Common Shares – 100%			$ 101,924,227

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NEV	Nuveen Enhanced Municipal Value Fund Portfolio of Investments October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 134.1%
	MUNICIPAL BONDS – 132.7%
	Alabama – 0.5%
$ 340	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	10/29 at 100.00	B–	$ 300,115
	United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49 (AMT)
1,350	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013A, 5.250%,	10/23 at 102.00	AA	1,494,949
	10/01/48 – AGM Insured
1,690	Total Alabama			1,795,064
	Arizona – 1.2%
1,585	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems,	1/22 at 100.00	AA– (5)	1,932,448
	Tender Option Bond 2015-XF2046, 17.591%, 7/01/36, 144A (Pre-refunded 1/01/22) (IF) (4)
1,030	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/21 at 100.00	N/R (5)	1,071,200
	Great Hearts Academies – Veritas Project, Series 2012, 6.600%, 7/01/47 (Pre-refunded 7/01/21)
35	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	N/R	35,322
	The Paideia Academies Project, 2019, 5.125%, 7/01/39
1,290	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development	5/22 at 100.00	BB–	1,356,280
	Bonds, Series 2012A, 9.750%, 5/01/25
50	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	64,725
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/32
3,990	Total Arizona			4,459,975
	Arkansas – 0.5%
2,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B	2,004,980
	Steel Project, Series 2019, 4.500%, 9/01/49 (AMT), 144A
	California – 11.1%
180	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	207,113
	Subordinate Lien Series 2016B, 5.000%, 10/01/37
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	10/29 at 100.00	AA–	10,171,200
	Subordinate Series 2019S-8, 3.000%, 4/01/54 (UB) (4)
1,510	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	1,684,495
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
60	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	66,757
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
2,500	5.250%, 12/01/44	12/24 at 100.00	BB	2,687,400
1,712	5.500%, 12/01/54	12/24 at 100.00	BB	1,852,624
3,450	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	3,796,104
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
2,760	California Statewide Community Development Authority, Certificates of Participation,	1/28 at 100.00	BBB+	2,928,829
	Methodist Hospital of Southern California, Series 2018, 4.250%, 1/01/43
400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment	12/21 at 100.00	A+ (5)	428,724
	Project, Subordinate Series 2011A, 7.000%, 12/01/36 (Pre-refunded 12/01/21)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement
	Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038:
2,445	17.267%, 6/01/40, 144A (IF) (4)	6/25 at 100.00	AA–	3,936,328
1,250	17.281%, 6/01/40, 144A (IF) (4)	6/25 at 100.00	AA–	2,013,100
5,240	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	11/20 at 21.37	CCC–	1,113,605
	Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,550	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond	7/21 at 100.00	Aaa	$ 3,175,668
	Trust 2017-XF2046, 32.480%, 7/15/40, 144A (Pre-refunded 7/15/21) (IF) (4)
225	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,	No Opt. Call	A+	226,843
	Series 2007B, 1.638%, 11/15/27 (3-Month LIBOR*67% reference rate + 1.450% spread) (6)
1,600	Los Angeles County, California, Community Development Commission Headquarters Office	9/21 at 100.00	Aa3	1,861,888
	Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc,
	Tender Option Bond Trust 2016-XL0022, 22.817%, 9/01/42, 144A (IF) (4)
1,080	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A (5)	1,134,130
	National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)
1,165	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A– (5)	1,227,479
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,
	Mission Bay North Redevelopment Project, Series 2011C:
500	6.500%, 8/01/27 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	507,690
700	6.750%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	711,193
500	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	BBB+ (5)	507,720
	Mission Bay South Redevelopment Project, Series 2011D, 6.625%, 8/01/27
	(Pre-refunded 2/01/21)
360	Santee Community Development Commission, California, Santee Redevelopment Project Tax	2/21 at 100.00	A (5)	365,933
	Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)
1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment	6/21 at 100.00	A+ (5)	1,082,557
	Project, Series 2011A, 6.500%, 12/01/28 (Pre-refunded 6/01/21)
41,232	Total California			41,687,380
	Colorado – 3.1%
	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017:
750	4.000%, 12/31/30 (AMT)	12/27 at 100.00	A–	847,710
250	4.000%, 6/30/31 (AMT)	12/27 at 100.00	A–	281,847
820	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	883,288
	Series 2019A-2, 4.000%, 8/01/49 (UB) (4)
26	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,	No Opt. Call	N/R	–
	Series 2007, 5.000%, 3/01/21 (7), (8)
239	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,	No Opt. Call	N/R	3,304
	Series 2017, 5.500%, 4/01/22 (AMT) (7), (8)
4,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B,	9/26 at 52.09	A	1,887,080
	0.000%, 9/01/39 – NPFG Insured
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado
	Springs Utilities, Series 2008:
475	6.250%, 11/15/28	No Opt. Call	A+	603,264
4,030	6.500%, 11/15/38	No Opt. Call	A+	6,219,499
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax	12/20 at 100.00	N/R	815,872
	Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39
11,405	Total Colorado			11,541,864
	Connecticut – 0.1%
400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford	7/22 at 100.00	BBB+	416,612
	Hospital, Series 2012J, 5.000%, 7/01/37
	District of Columbia – 0.3%
1,280	District of Columbia, Revenue Bonds, Center for Strategic and International Studies,	3/21 at 100.00	N/R (5)	1,305,754
	Inc, Series 2011, 6.375%, 3/01/31 (Pre-refunded 3/01/21)
	Florida – 6.3%
1,000	Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds,	5/27 at 100.00	N/R	1,057,640
	Assessment Area 2 Project, Series 2016, 4.500%, 5/01/34
325	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series	6/26 at 100.00	N/R	343,366
	2019A, 5.000%, 6/15/39, 144A

NEV	Nuveen Enhanced Municipal Value Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 150	Charlotte County Industrial Development Authority, Florida, Utility System Revenue	10/27 at 100.00	N/R	$ 163,679
	Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49 (AMT), 144A
2,000	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria	6/23 at 100.00	BBB–	2,061,420
	University, Refunding Series 2013A, 5.625%, 6/01/33
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/21 at 100.00	N/R (5)	1,044,710
	Renaissance Charter School, Inc Projects, Series 2011A, 7.500%, 6/15/33 (Pre-refunded 6/15/21)
5,000	Florida Development Finance Corporation, Florida, Surface Transportation Facility	11/20 at 105.00	N/R	4,284,050
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A, 6.500%, 1/01/49 (AMT)
	(Mandatory Put 1/01/29), 144A
265	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami	11/20 at 100.00	A	265,922
	Children’s Hospital, Series 2010A, 6.000%, 8/01/30
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &
	Improvement Capital Appreciation Series 2019A-2:
1,000	0.000%, 10/01/44	10/29 at 59.08	BBB+	436,320
4,200	0.000%, 10/01/47	10/29 at 52.89	BBB+	1,630,398
1,250	0.000%, 10/01/48	10/29 at 50.96	BBB+	466,963
1,000	0.000%, 10/01/49	10/29 at 49.08	BBB+	359,430
2,000	0.000%, 10/01/50	10/29 at 47.17	BBB+	689,540
5,000	0.000%, 10/01/52	10/29 at 43.62	BBB+	1,591,200
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical
	Center, Series 2013A:
1,000	5.000%, 11/01/33	11/22 at 100.00	BBB+	1,050,970
2,000	5.000%, 11/01/43	11/22 at 100.00	BBB+	2,078,520
205	Palm Beach County, Florida, Revenue Bonds, Provident Group – PBAU Properties LLC – Palm	4/29 at 100.00	Ba1	204,746
	Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/39, 144A
720	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute,	7/30 at 100.00	A2	802,440
	Series 2020B, 4.000%, 7/01/45
3,000	Tampa, Florida, Revenue Bonds, University of Tampa, Refunding Series 2020A,	4/30 at 100.00	A–	3,280,530
	4.000%, 4/01/50
95	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	74,643
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (9)
135	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	11/20 at 100.00	N/R	1
	Series 2007-3, 6.650%, 5/01/40 (8)
350	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/20 at 100.00	N/R	319,036
	Series 2015-1, 0.000%, 5/01/40 (9)
215	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/20 at 100.00	N/R	151,003
	Series 2015-2, 0.000%, 5/01/40 (9)
235	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/20 at 100.00	N/R	2
	Series 2015-3, 6.610%, 5/01/40 (8)
1,080	Venetian Community Development District, Sarasota County, Florida, Capital Improvement	5/22 at 100.00	N/R	1,111,957
	Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34
33,225	Total Florida			23,468,486
	Georgia – 3.7%
285	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds,	1/28 at 100.00	N/R	185,586
	Georgia Proton Treatment Center Project, Current Interest Series 2017A-1, 6.500%, 1/01/29
12,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.250%,	1/21 at 100.00	AA	12,097,320
	1/01/30 (UB)
1,167	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta	11/20 at 100.00	Baa3	1,170,993
	Air Lines, Inc Project, Series 2009A, 8.750%, 6/01/29
90	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2006B,	No Opt. Call	A+	95,156
	5.000%, 3/15/22
260	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2007A,	No Opt. Call	A+	322,229
	5.500%, 9/15/26
13,802	Total Georgia			13,871,284

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam – 5.9%
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
$ 195	5.000%, 11/15/33	11/25 at 100.00	BB	$ 216,655
1,805	5.000%, 11/15/34	11/25 at 100.00	BB	2,003,351
1,760	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	1,804,757
500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A– (5)	568,000
	2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
2,500	5.000%, 12/01/28 (UB) (4)	12/26 at 100.00	BB	2,866,800
1,750	5.000%, 12/01/30 (UB) (4)	12/26 at 100.00	BB	1,994,335
2,500	5.000%, 12/01/32 (UB) (4)	12/26 at 100.00	BB	2,836,975
1,750	5.000%, 12/01/34 (UB) (4)	12/26 at 100.00	BB	1,978,848
6,000	5.000%, 12/01/46 (UB) (4)	12/26 at 100.00	BB	6,661,560
1,000	Guam Power Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	BBB	1,151,390
19,760	Total Guam			22,082,671
	Illinois – 18.7%
1,420	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004 Class A Certificates,	No Opt. Call	N/R	1,426,305
	4.000%, 6/15/23 (Mandatory Put 12/15/22), 144A
5,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	5,744,800
	Series 2016, 6.000%, 4/01/46
2,255	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/24 at 100.00	BB	2,393,795
	Project Series 2015C, 5.250%, 12/01/35
520	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/20 at 100.00	BB	520,572
	Refunding Series 2010F, 5.000%, 12/01/31
1,335	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	1,560,028
	Series 2016B, 6.500%, 12/01/46
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1998B-1:
1,000	0.000%, 12/01/22 – FGIC Insured	No Opt. Call	Baa2	953,630
1,000	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	Baa2	811,110
1,000	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series	1/25 at 100.00	BBB+	1,048,450
	2002B, 5.500%, 1/01/33
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C:
320	5.000%, 1/01/23	1/22 at 100.00	BBB+	326,832
160	5.000%, 1/01/25	1/22 at 100.00	BBB+	162,690
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
3,470	5.000%, 1/01/24	No Opt. Call	BBB+	3,634,027
350	5.000%, 1/01/29	1/26 at 100.00	BBB+	366,685
770	5.000%, 1/01/38	1/26 at 100.00	BBB+	788,580
1,150	Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%, 1/01/33	1/25 at 100.00	BBB+	1,205,717
10,125	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.000%, 1/01/44 (UB) (4)	1/29 at 100.00	BBB+	10,232,528
405	DuPage County, Illinois, Revenue Bonds, Morton Arboretum Project, Green Series 2020,	5/30 at 100.00	A1	400,027
	3.000%, 5/15/47
2,000	Grundy County School District 54 Morris, Illinois, General Obligation Bonds, Refunding	12/21 at 100.00	AA	2,122,580
	Series 2005, 6.000%, 12/01/24 – AGM Insured
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond
	Trust 2016-XF2339:
1,540	17.645%, 9/01/38, 144A (IF) (4)	9/22 at 100.00	AA+	1,943,418
1,605	21.839%, 9/01/38, 144A (IF) (4)	9/22 at 100.00	AA+	2,129,466
600	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc, Refunding Series 2010,	11/20 at 100.00	BBB–	601,404
	6.125%, 5/15/27
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender
	Option Bond Trust 2015-XF0076:
150	17.727%, 8/15/37, 144A (IF)	8/22 at 100.00	AA+	180,690
690	17.727%, 8/15/37, 144A (IF)	8/22 at 100.00	AA+	867,509
1,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	11/20 at 100.00	AA–	1,002,410
	5.125%, 5/15/35

NEV	Nuveen Enhanced Municipal Value Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 455	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond	8/21 at 100.00	AA	$ 532,759
	Trust 2015-XF0121, 26.559%, 8/15/41 – AGM Insured, 144A (IF) (4)
20,830	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27 (UB) (4)	No Opt. Call	BBB–	22,605,966
1,380	Illinois State, General Obligation Bonds, November Series 2019B, 4.000%, 11/01/34	11/29 at 100.00	BBB–	1,356,747
2,125	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	BBB	2,136,900
	Bonds, Refunding Series 2020A, 4.000%, 6/15/50
8,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	No Opt. Call	AA	2,005,680
	Bonds, Series 2017B, 0.000%, 12/15/56 – AGM Insured
1,000	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	6/21 at 100.00	N/R (5)	1,033,290
	Series 2010, 6.000%, 6/01/28 (Pre-refunded 6/01/21)
190	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US	8/22 at 100.00	B–	171,266
	Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)
71,845	Total Illinois			70,265,861
	Indiana – 3.3%
2,000	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds,	6/30 at 100.00	N/R	2,000,000
	Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%,
	6/01/55, 144A (WI/DD, Settling 11/10/20)
1,395	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	11/20 at 100.00	B	1,397,539
	Educational Excellence, Inc, Series 2009A, 6.625%, 10/01/29
1,500	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	1,608,015
	Project, Series 2013A, 5.000%, 7/01/35 (AMT)
4,375	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus	2/29 at 100.00	AAA	4,840,150
	Bonds, Courthouse & Jail Project, Series 2019A, 3.840%, 2/01/54 (UB) (4)
400	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series	1/24 at 100.00	N/R	448,532
	2013, 7.000%, 1/01/44 (AMT)
2,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc,	9/21 at 100.00	N/R (5)	2,121,700
	Series 2011, 7.750%, 9/01/31 (Pre-refunded 9/01/21)
11,670	Total Indiana			12,415,936
	Iowa – 0.3%
155	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	BB–	165,035
	Company Project, Series 2013, 5.250%, 12/01/25
995	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	BB–	1,035,367
	Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)
1,150	Total Iowa			1,200,402
	Kansas – 2.4%
3,000	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc,	11/20 at 100.00	BBB	3,004,080
	Refunding Series 2010S, 5.000%, 5/15/30
	Overland Park Development Corporation, Kansas, Revenue Bonds, Convention Center Hotel,
	Refunding & improvement Series 2019:
2,085	5.000%, 3/01/44	3/29 at 100.00	BB+	2,101,576
640	5.000%, 3/01/49	3/29 at 100.00	BB+	643,686
3,565	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at	12/22 at 100.00	N/R	1,944,957
	Lionsgate Project, Series 2012, 6.000%, 12/15/32
1,130	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	1,274,324
10,420	Total Kansas			8,968,623
	Kentucky – 0.9%
1,000	Hardin County, Kentucky, Hospital Revenue Bonds, Hardin Memorial Hospital Project,	8/23 at 100.00	AA (5)	1,143,920
	Series 2013, 5.700%, 8/01/39 (Pre-refunded 8/01/23) – AGM Insured
2,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	2,115,800
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
3,000	Total Kentucky			3,259,720

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 5.9%
$ 500	Jefferson Parish Economic Development and Port District, Louisiana, Kenner Discovery	6/28 at 100.00	N/R	$ 537,075
	Health Sciences Academy Project, Series 2018A, 5.625%, 6/15/48, 144A
2,585	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue	12/29 at 100.00	AA	3,002,322
	Bonds, Series 2019B, 4.000%, 12/01/38 – AGM Insured
2,000	Louisiana Local Government Environmental Facilities and Community Development Authority,	2/24 at 100.00	A+ (5)	2,260,860
	Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A,
	4.375%, 2/01/39 (Pre-refunded 2/01/24)
1,215	Louisiana Local Government Environmental Facilities and Community Development Authority,	10/25 at 100.00	AA	1,399,850
	Revenue Bonds, Louisiana Tech University Student Housing & Recreational Facilities/Innovative
	Student Facilities, 5.000%, 10/01/33 – AGM Insured
1,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries	7/27 at 100.00	A	1,153,840
	of Our Lady Health System, Series 2017A, 5.000%, 7/01/47
1,000	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship Properties	7/26 at 100.00	A	1,102,270
	LLC – Louisiana State University Nicolson Gateway Project, Series 2016A, 5.000%, 7/01/56
3,305	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series	5/23 at 100.00	A3	3,435,680
	2008, 4.250%, 12/01/38
2,245	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy	12/21 at 100.00	N/R	2,344,678
	Foundation Project, Series 2011A, 7.750%, 12/15/31
985	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,	10/21 at 100.00	N/R (5)	1,028,311
	Refunding Series 2011, 5.250%, 10/01/28 (Pre-refunded 10/01/21)
	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,
	Refunding Series 2017:
2,835	0.000%, 10/01/31 (9)	No Opt. Call	Baa1	2,770,192
1,775	0.000%, 10/01/36 (9)	10/33 at 100.00	Baa1	1,701,391
1,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A2	1,116,660
	Project, Series 2017B, 5.000%, 1/01/48 (AMT)
330	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation	No Opt. Call	BBB–	330,848
	Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)
20,775	Total Louisiana			22,183,977
	Massachusetts – 1.0%
1,800	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A,	10/26 at 100.00	Baa2	2,022,858
	5.000%, 10/01/34
1,065	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K,	7/22 at 100.00	AA	1,119,677
	Series 2013, 5.000%, 7/01/25 (AMT)
625	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I	11/20 at 100.00	AA	626,556
	Series 2010A, 5.500%, 1/01/22
3,490	Total Massachusetts			3,769,091
	Michigan – 0.0%
10	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2003A, 5.000%,	11/20 at 100.00	A1	10,033
	7/01/34 – NPFG Insured
	Missouri – 0.3%
1,095	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	11/25 at 100.00	N/R	1,063,409
	Shoppes Redevelopment Project, Refunding Series 2017A, 3.900%, 11/01/29
55	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities	3/27 at 100.00	BBB–	59,175
	Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/36
1,150	Total Missouri			1,122,584
	Montana – 0.8%
	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell
	Regional Medical Center, Series 2018B:
1,255	5.000%, 7/01/29	7/28 at 100.00	BBB	1,524,900
1,235	5.000%, 7/01/30	7/28 at 100.00	BBB	1,489,571
2,490	Total Montana			3,014,471

NEV	Nuveen Enhanced Municipal Value Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 0.3%
$ 1,205	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	9/27 at 100.00	AA+	$ 1,312,257
	2018C, 3.750%, 9/01/38
	New Jersey – 13.4%
2,500	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government	12/27 at 100.00	BBB+	2,791,825
	Buildings-Health Department & Taxation Division Office Project, Series 2018A, 5.000%, 6/15/42
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW:
40	5.250%, 6/15/40 (Pre-refunded 6/15/25) (UB) (4)	6/25 at 100.00	N/R (5)	49,051
755	5.250%, 6/15/40 (UB)	6/25 at 100.00	BBB+	825,276
2,175	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/27 at 100.00	BBB+	2,412,836
	2017DDD, 5.000%, 6/15/42
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental
	Airlines Inc, Series 1999:
775	5.125%, 9/15/23 (AMT)	8/22 at 101.00	Ba3	794,739
1,650	5.250%, 9/15/29 (AMT)	8/22 at 101.00	Ba3	1,685,871
2,155	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark	10/27 at 100.00	Ba1	2,371,297
	Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/37 (AMT)
9,640	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health	7/29 at 100.00	A+	9,780,648
	System Obligated Group, Series 2019, 3.000%, 7/01/49 (UB) (4)
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB+	11,437,400
	Series 2006C, 0.000%, 12/15/36 – AMBAC Insured (UB) (4)
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB+	17,135,400
	2018A, 5.000%, 12/15/34 (UB) (4)
755	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	854,471
	Bonds, Series 2018B, 5.000%, 6/01/46
55,445	Total New Jersey			50,138,814
	New York – 10.0%
510	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of	9/25 at 100.00	N/R	547,414
	Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A
350	Jefferson County Civic Facility Development Corporation, New York, Revenue Bonds,	11/27 at 100.00	BBB–	344,015
	Samaritan Medical Center Project, Series 2017A, 4.000%, 11/01/42
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St John	6/21 at 100.00	A–	1,019,600
	Fisher College, Series 2011, 6.000%, 6/01/34
1,000	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	11/20 at 100.00	Baa3	971,950
	Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured
2,855	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 4.000%, 8/01/37	8/30 at 100.00	AA	3,283,079
580	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	594,233
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	519,140
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A
15,000	New York State Urban Development Corporation, State Sales Tax Revenue Bonds, Empire	9/29 at 100.00	Aa1	15,709,200
	State Development Bidding Group 3, Series 2019A, 3.000%, 3/15/49 (UB) (4)
	New York Transportation Development Corporation, New York, Special Facilities Bonds,
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
4,000	4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	4,159,200
2,105	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	2,254,665
1,100	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta	1/28 at 100.00	Baa3	1,190,629
	Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, 5.000%,
	1/01/33 (AMT)
4,115	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	7/30 at 100.00	Aa3	4,526,870
	Twenty-one Series 2020, 4.000%, 7/15/50 (AMT) (UB) (4)
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1 (5)	266,079
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
2,150	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,221,681
35,530	Total New York			37,607,755

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 0.6%
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien
	Series 2019:
$ 875	4.000%, 1/01/55 – AGM Insured	1/30 at 100.00	AA	$ 978,110
1,000	4.000%, 1/01/55	1/30 at 100.00	Aa1	1,089,660
1,875	Total North Carolina			2,067,770
	Ohio – 7.0%
8,375	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	1,186,821
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
5,480	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	5,250,936
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 3.000%, 6/01/48
3,235	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	3,463,617
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
310	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds,	12/29 at 100.00	BBB–	310,924
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51
10,000	Franklin County, Ohio, Hospital Facilities Revenue Bonds, OhioHealth Corporation, Series	5/25 at 100.00	AA+	11,433,100
	2015, 5.000%, 5/15/40 (UB) (4)
3,000	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	BBB (5)	3,169,530
	2011A, 5.750%, 11/15/31 (Pre-refunded 11/15/21)
295	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	297,213
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29
	(Mandatory Put 9/15/21)
6,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	7,500
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (8)
860	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	866,450
	FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory
	Put 6/01/22)
375	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	377,813
	Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22)
60	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	60,450
	Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22)
37,990	Total Ohio			26,424,354
	Oklahoma – 2.1%
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
440	5.000%, 8/15/38	8/28 at 100.00	Baa3	509,590
5,000	5.500%, 8/15/52	8/28 at 100.00	Baa3	5,825,700
1,500	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding	6/25 at 100.00	B–	1,518,285
	Series 2015, 5.000%, 6/01/35 (AMT) (Mandatory Put 6/01/25)
6,940	Total Oklahoma			7,853,575
	Pennsylvania – 7.4%
1,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement	12/21 at 100.00	B–	1,454,700
	Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011,
	6.550%, 12/01/27
1,050	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds,	No Opt. Call	N/R	1,057,875
	FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35
	(Mandatory Put 7/01/22)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	2,500
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (8)
1,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,007,500
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47
	(Mandatory Put 4/01/21)

NEV	Nuveen Enhanced Municipal Value Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
$ 4,000	5.000%, 6/01/32 (UB) (4)	6/28 at 100.00	A1	$ 4,997,400
2,260	5.000%, 6/01/33 (UB) (4)	6/28 at 100.00	A1	2,807,869
1,275	5.000%, 6/01/34 (UB) (4)	6/28 at 100.00	A1	1,578,335
1,975	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/29 at 100.00	AA	2,230,446
	Pennsylvania Health System, Series 2019, 4.000%, 8/15/49
130	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University	7/26 at 100.00	Baa3	129,461
	Properties Inc Student Housing Project at East Stroudsburg University of Pennsylvania, Series
	2016A, 5.000%, 7/01/31
1,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of	No Opt. Call	AA	1,239,460
	Philadelphia, Series 2006B, 5.000%, 6/01/27 – AGM Insured
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E:
3,530	6.000%, 12/01/30	12/27 at 100.00	A	4,590,518
2,000	6.375%, 12/01/38	12/27 at 100.00	A	2,578,960
4,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	5/27 at 100.00	Baa1	4,193,160
	University of the Sciences in Philadelphia, Series 2017, 5.000%, 11/01/47 (UB) (4)
25,720	Total Pennsylvania			27,868,184
	Puerto Rico – 2.7%
75,000	Children’s Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2008A,	11/20 at 6.53	N/R	4,872,750
	0.000%, 5/15/57
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A,	7/22 at 100.00	CC	1,043,750
	5.750%, 7/01/37
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
1,000	2.430%, 7/01/27	No Opt. Call	C	930,250
1,000	5.250%, 7/01/36 – AGC Insured	No Opt. Call	AA	1,154,850
565	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 30.01	N/R	117,729
	2018A-1, 0.000%, 7/01/51
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	2,057,560
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
80,565	Total Puerto Rico			10,176,889
	South Carolina – 2.3%
7,500	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A	8,757,450
	Series 2016B, 5.000%, 12/01/46 (UB) (4)
	Tennessee – 0.3%
1,000	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle	12/26 at 100.00	N/R	944,820
	Project, Series 2016A, 5.125%, 12/01/42, 144A
155	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C,	No Opt. Call	A	174,790
	5.000%, 2/01/24
1,155	Total Tennessee			1,119,610
	Texas – 3.6%
80	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds,	6/21 at 100.00	BB	80,391
	Leadership Prep School, Series 2016A, 5.000%, 6/15/46
2,545	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series	11/30 at 100.00	A1	2,962,278
	2020A, 4.000%, 11/01/35
150	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa2	154,754
	Inc Project, Series 2012B, 4.750%, 11/01/42
825	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	7/25 at 100.00	Caa1	684,750
	Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series
	2015A, 5.000%, 7/01/47
1,800	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond	9/21 at 100.00	N/R (5)	2,190,438
	Trust 2016-XG0036, 24.281%, 9/01/41, (Pre-refunded 9/01/21) 144A (IF)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue	12/21 at 100.00	N/R	$ 662,500
	Bonds, Eden Home Inc, Series 2012, 7.250%, 12/15/47 (8)
1,675	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	9/27 at 100.00	Aaa	1,836,219
	Series 2018A, 4.250%, 9/01/48
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016:
3,600	5.000%, 12/31/50 (AMT)	12/25 at 100.00	Baa3	3,911,400
805	5.000%, 12/31/55 (AMT)	12/25 at 100.00	Baa3	873,103
12,480	Total Texas			13,355,833
	Utah – 0.3%
1,000	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High	11/20 at 100.00	BB	1,002,310
	School, Series 2010A, 6.250%, 7/15/30
	Vermont – 0.7%
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law
	School Project, Series 2011A:
1,000	6.125%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,009,240
1,760	6.250%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,776,614
2,760	Total Vermont			2,785,854
	Virginia – 3.5%
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	No Opt. Call	A–	5,901,700
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%,
	10/01/37 – AGC Insured
2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	11/20 at 100.00	B–	2,008,460
	Bonds, Series 2007B1, 5.000%, 6/01/47
2,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2018E,	12/27 at 100.00	AA+	2,746,475
	4.150%, 12/01/49
1,155	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	BBB	1,289,003
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)
1,010	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	1,054,723
	Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (AMT)
16,665	Total Virginia			13,000,361
	Washington – 3.1%
5,000	Port of Seattle, Washington, Revenue Bonds, Refunding First Lien Series 2016B, 5.000%,	4/26 at 100.00	Aa2	5,758,150
	10/01/31 (AMT) (UB) (4)
3,155	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley	12/26 at 100.00	Baa2	3,670,558
	Hospital, Refunding & Improvement Series 2016, 5.000%, 12/01/27
135	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds,	11/20 at 100.00	N/R	135,057
	Series 2013, 5.750%, 4/01/43
2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+ (5)	2,016,460
	Research Center, Series 2011A, 5.375%, 1/01/31 (Pre-refunded 1/01/21)
10,290	Total Washington			11,580,225
	Wisconsin – 8.5%
25	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community	6/24 at 100.00	N/R	25,495
	School, North Carolina, Series 2017A, 5.000%, 6/15/37, 144A
170	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina	6/26 at 100.00	N/R	171,231
	Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/36, 144A

NEV	Nuveen Enhanced Municipal Value Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
$ 69	0.000%, 1/01/46, 144A (8)	No Opt. Call	N/R	$ 1,730
68	0.000%, 1/01/47, 144A (8)	No Opt. Call	N/R	1,637
68	0.000%, 1/01/48, 144A (8)	No Opt. Call	N/R	1,596
67	0.000%, 1/01/49, 144A (8)	No Opt. Call	N/R	1,547
67	0.000%, 1/01/50, 144A (8)	No Opt. Call	N/R	1,461
73	0.000%, 1/01/51, 144A (8)	No Opt. Call	N/R	1,568
1,874	3.750%, 7/01/51, 144A (8)	3/28 at 100.00	N/R	1,180,130
72	0.000%, 1/01/52, 144A (8)	No Opt. Call	N/R	1,493
71	0.000%, 1/01/53, 144A (8)	No Opt. Call	N/R	1,440
71	0.000%, 1/01/54, 144A (8)	No Opt. Call	N/R	1,387
70	0.000%, 1/01/55, 144A (8)	No Opt. Call	N/R	1,335
69	0.000%, 1/01/56, 144A (8)	No Opt. Call	N/R	1,290
68	0.000%, 1/01/57, 144A (8)	No Opt. Call	N/R	1,242
67	0.000%, 1/01/58, 144A (8)	No Opt. Call	N/R	1,192
67	0.000%, 1/01/59, 144A (8)	No Opt. Call	N/R	1,158
67	0.000%, 1/01/60, 144A (8)	No Opt. Call	N/R	1,109
66	0.000%, 1/01/61, 144A (8)	No Opt. Call	N/R	1,058
65	0.000%, 1/01/62, 144A (8)	No Opt. Call	N/R	1,021
64	0.000%, 1/01/63, 144A (8)	No Opt. Call	N/R	981
64	0.000%, 1/01/64, 144A (8)	No Opt. Call	N/R	953
63	0.000%, 1/01/65, 144A (8)	No Opt. Call	N/R	911
62	0.000%, 1/01/66, 144A (8)	No Opt. Call	N/R	851
808	0.000%, 1/01/67, 144A (8)	No Opt. Call	N/R	10,264
1,690	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American	No Opt. Call	N/R	1,453,907
	Dream @ Meadowlands Project, Series 2017A, 6.250%, 8/01/27, 144A
1,350	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	1,165,954
	Dream @ Meadowlands Project, Series 2017, 7.000%, 12/01/50, 144A
160	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc,	12/27 at 100.00	BBB–	178,830
	Series 2017A, 5.200%, 12/01/37
2,905	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing	7/25 at 100.00	BBB–	3,017,453
	Foundation – Cullowhee LLC – Western California University Project, Series 2015A,
	5.000%, 7/01/35
1,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A,	No Opt. Call	AA	731,350
	0.000%, 12/15/31
1,290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert	10/22 at 100.00	AA	1,517,208
	Community Health, Inc Obligated Group, Tender Option Bond Trust 2015-XF0118, 16.720%,
	4/01/42, 144A (IF) (4)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Ascension Health Alliance Senior Credit Group, Series 2016A:
10,000	5.000%, 11/15/35 (UB) (4)	5/26 at 100.00	AA+	11,881,600
5,000	5.000%, 11/15/36 (UB) (4)	5/26 at 100.00	AA+	5,924,700
3,000	5.000%, 11/15/39 (UB) (4)	5/26 at 100.00	AA+	3,532,530
25	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Monroe	8/25 at 100.00	N/R (5)	30,337
	Clinic Inc, Refunding Series 2016, 5.000%, 2/15/28 (Pre-refunded 8/15/25)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three
	Pillars Senior Living Communities, Refunding Series 2013:
85	5.000%, 8/15/43 (Pre-refunded 8/15/23)	8/23 at 100.00	A (5)	95,509
1,005	5.000%, 8/15/43	8/23 at 100.00	A	1,059,290
31,805	Total Wisconsin			32,002,748

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.6%
	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming, LLC –
	University of Wyoming Project, Series 2011:
$ 710	6.250%, 7/01/31	7/21 at 100.00	BBB	$ 720,956
1,600	6.500%, 7/01/43	7/21 at 100.00	BBB	1,620,512
2,310	Total Wyoming			2,341,468
$ 586,019	Total Municipal Bonds (cost $475,734,556)			498,240,225

Shares	Description (1)	Value
	COMMON STOCKS – 1.4%
	Electric Utilities – 1.4%
258,655	Energy Harbor Corp (10), (11)	5,173,100
	Total Common Stocks (cost $7,346,611)	5,173,100
	Total Long-Term Investments (cost $483,081,167)	503,413,325
	Floating Rate Obligations – (36.7)%	(137,927,000)
	Other Assets Less Liabilities – 2.6%	9,926,218
	Net Assets Applicable to Common Shares – 100%	$ 375,412,543

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(8)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(9)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(10)
Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35; and Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 0.000%, 12/01/23.

(11)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

LIBOR	London Inter-Bank Offered Rate.
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
October 31, 2020

	NUV	NUW	NMI	NEV
Assets
Long-term investments, at value (cost $1,957,581,873, $228,920,774,
$94,852,444, and $483,081,167, respectively)	$2,183,179,173	$259,838,114	$101,259,489	$503,413,325
Cash	—	—	416,677	6,214,082
Cash Collateral at brokers for investments in futures contracts(1)	—	399,992	—	—
Receivable for:
Interest	23,909,680	2,576,632	1,178,438	8,052,771
Investments sold	6,450,000	3,044,838	130,000	—
Shares sold	—	—	25,920	—
Variation margin on futures contracts	—	46,875	—	—
Deferred offering costs	—	—	181,903	—
Other assets	389,812	1,308	1,322	26,230
Total assets	2,213,928,665	265,907,759	103,193,749	517,706,408
Liabilities
Cash overdraft	277,542	1,233,882	—	—
Floating rate obligations	29,705,000	2,000,000	—	137,927,000
Payable for:
Dividends	5,850,327	584,653	282,314	1,509,231
Interest	24,629	538	—	468,657
Investments purchased – when-issued/delayed-delivery settlement	5,431,520	826,298	735,000	2,000,000
Accrued expenses:
Management fees	817,091	122,526	52,359	287,376
Directors/Trustees fees	375,729	290	114	25,378
Reorganization fees	—	290,000	—	—
Shelf offering costs	—	—	151,872	—
Other	342,894	59,314	47,863	76,223
Total liabilities	42,824,732	5,117,501	1,269,522	142,293,865
Net assets applicable to common shares	$2,171,103,933	$260,790,258	$101,924,227	$375,412,543
Common shares outstanding	207,075,014	15,516,082	9,198,041	24,950,068
Net asset value (“NAV”) per common share outstanding	$10.48	$16.81	$11.08	$15.05

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$2,070,750	$155,161	$91,980	$249,501
Paid-in-surplus	1,958,511,775	229,620,880	95,557,615	347,092,681
Total distributable earnings	210,521,408	31,014,217	6,274,632	28,070,361
Net assets applicable to common shares	$2,171,103,933	$260,790,258	$101,924,227	$375,412,543
Authorized common shares	350,000,000	Unlimited	200,000,000	Unlimited

(1) Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 2020

	NUV	NUW	NMI	NEV
Investment Income	$87,487,938	$9,276,608	$4,464,230	$23,096,486
Expenses
Management fees	9,529,586	1,446,720	612,036	3,405,871
Interest expense	356,071	23,787	—	1,696,966
Custodian fees	191,522	36,193	27,595	55,186
Directors/Trustees fees	54,590	6,517	2,536	9,399
Professional fees	91,327	61,969	39,850	42,637
Shareholder reporting expenses	202,014	30,931	20,866	36,757
Shareholder servicing agent fees	327,184	262	6,913	258
Stock exchange listing fees	56,621	7,124	7,179	6,807
Investor relations expenses	124,482	15,384	6,572	22,287
Reorganization expense	—	290,000	—	—
Shelf offering expense	—	196,606	—	—
Other	80,913	15,478	17,477	29,359
Total expenses before fee waiver/expense reimbursement	11,014,310	2,130,971	741,024	5,305,527
Fee waiver/expense reimbursement	—	(98,303)	—	—
Net expenses	11,014,310	2,032,668	741,024	5,305,527
Net investment income (loss)	76,473,628	7,243,940	3,723,206	17,790,959
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,093,806)	2,179,755	(213,294)	10,934,726
Futures contracts	—	(2,192,608)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(16,333,725)	(1,153,043)	(1,760,846)	(15,684,046)
Futures contracts	—	(91,878)	—	—
Net realized and unrealized gain (loss)	(17,427,531)	(1,257,774)	(1,974,140)	(4,749,320)
Net increase (decrease) in net assets applicable to common shares
from operations	$59,046,097	$5,986,166	$1,749,066	$13,041,639

See accompanying notes to financial statements.

Statement of Changes in Net Assets
	NUV		NUW
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/20	10/31/19	10/31/20	10/31/19
Operations
Net investment income (loss)	$76,473,628	$77,305,974	$7,243,940	$9,172,492
Net realized gain (loss) from:
Investments	(1,093,806)	2,207,524	2,179,755	830,880
Futures contracts	—	—	(2,192,608)	(1,126,291)
Change in net unrealized appreciation (depreciation) of:
Investments	(16,333,725)	149,146,468	(1,153,043)	17,969,895
Futures contracts	—	—	(91,878)	267,165
Net increase (decrease) in net assets applicable to common shares
from operations	59,046,097	228,659,966	5,986,166	27,114,141
Distributions to Common Shareholders
Dividends	(76,995,152)	(76,957,670)	(7,385,655)	(11,574,595)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(76,995,152)	(76,957,670)	(7,385,655)	(11,574,595)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—	—	1,920,037
Net proceeds from common shares issued to common shareholders
due to reinvestment of distributions	2,130,085	—	—	118,439
Net increase (decrease) in net assets applicable to common shares
from capital share transactions	2,130,085	—	—	2,038,476
Net increase (decrease) in net assets applicable to common shares	(15,818,970)	151,702,296	(1,399,489)	17,578,022
Net assets applicable to common shares at the beginning of period	2,186,922,903	2,035,220,607	262,189,747	244,611,725
Net assets applicable to common shares at the end of period	$2,171,103,933	$2,186,922,903	$260,790,258	$262,189,747

See accompanying notes to financial statements.

	NMI		NEV
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/20	10/31/19	10/31/20	10/31/19
Operations
Net investment income (loss)	$3,723,206	$3,736,918	$17,790,959	$18,229,243
Net realized gain (loss) from:
Investments	(213,294)	310,265	10,934,726	1,410,685
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(1,760,846)	3,889,403	(15,684,046)	21,894,612
Futures contracts	—	—	—	—
Net increase (decrease) in net assets applicable to common shares
from operations	1,749,066	7,936,586	13,041,639	41,534,540
Distributions to Common Shareholders
Dividends	(4,017,431)	(4,407,671)	(17,589,798)	(16,916,146)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(4,017,431)	(4,407,671)	(17,589,798)	(16,916,146)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	4,240,676	828,032	—	—
Net proceeds from common shares issued to common shareholders
due to reinvestment of distributions	129,581	69,151	—	—
Net increase (decrease) in net assets applicable to common shares
from capital share transactions	4,370,257	897,183	—	—
Net increase (decrease) in net assets applicable to common shares	2,101,892	4,426,098	(4,548,159)	24,618,394
Net assets applicable to common shares at the beginning of period	99,822,335	95,396,237	379,960,702	355,342,308
Net assets applicable to common shares at the end of period	$101,924,227	$99,822,335	$375,412,543	$379,960,702

See accompanying notes to financial statements.

Statement of Cash Flows
Year Ended October 31, 2020
NEV
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$13,041,639
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(122,831,281)
Proceeds from sales and maturities of investments	94,577,396
Amortization (Accretion) of premiums and discounts, net	820,263
(Increase) Decrease in:
Receivable for interest	188,342
Receivable for investments sold	6,417,951
Other assets	(857)
Increase (Decrease) in:
Payable for interest	(441,431)
Investments purchased – regular settlement	(2,308,698)
Investments purchased – when-issued/delayed-delivery settlement	2,000,000
Accrued Directors/Trustees fees	(1,535)
Accrued management fees	(5,576)
Accrued other expenses	(2,600)
Net realized (gain) loss from:
Investments	(10,934,726)
Paydowns	(1,227)
Change in net unrealized (appreciation) depreciation of investments	15,684,046
Net cash provided by (used in) operating activities	(3,798,294)
Cash Flow from Financing Activities:
Proceeds from floating rate obligations	22,785,000
(Repayments) of floating rate obligations	(3,750,000)
Proceeds from borrowings	10,900,000
(Repayments) of borrowings	(10,900,000)
Cash distributions paid to common shareholders	(17,481,098)
Net cash provided by (used in) financing activities	1,553,902
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(2,244,392)
Cash and cash collateral at brokers at the beginning of period	8,458,474
Cash and cash collateral at brokers at the end of period	$6,214,082

Supplemental Disclosures of Cash Flow Information	NEV
Cash paid for interest	$2,138,397

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights
Selected data for a common share outstanding throughout each period:
					Less Distributions
		Investment Operations			to Common Shareholders			Common Share
									Premium
									from
						From			Shares
	Beginning	Net	Net		From	Accumu-			Sold
	Common	Investment	Realized/		Net	lated Net		Shelf	through			Ending
	Share	Income	Unrealized		Investment	Realized		Offering	Shelf		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering		NAV	Price
NUV
Year Ended 10/31:
2020	$10.57	$0.37	$(0.09)	$0.28	$(0.37)	$—	$(0.37)	$—	$—		$10.48	$10.81
2019	9.84	0.37	0.73	1.10	(0.37)	—	(0.37)	—	—		10.57	10.43
2018	10.30	0.38	(0.45)	(0.07)	(0.39)	—	(0.39)	—	—		9.84	9.18
2017	10.39	0.40	(0.10)	0.30	(0.39)	—	(0.39)	—	—		10.30	10.12
2016	10.20	0.40	0.18	0.58	(0.39)	—	(0.39)	—	—	*	10.39	9.98
NUW
Year Ended 10/31:
2020	16.90	0.47	(0.08)	0.39	(0.48)	—	(0.48)	—	—		16.81	16.21
2019	15.88	0.60	1.16	1.76	(0.65)	(0.10)	(0.75)	—	0.01		16.90	16.83
2018	16.99	0.70	(0.92)	(0.22)	(0.72)	(0.18)	(0.90)	—	0.01		15.88	14.36
2017	17.22	0.75	(0.26)	0.49	(0.73)	—	(0.73)	(0.01)	0.02		16.99	17.17
2016	17.17	0.76	0.06	0.82	(0.79)	—	(0.79)	(0.01)	0.03		17.22	16.96
(a)  Total Return Based on Common Shares NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratio Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets
	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses(b)		Income (Loss)		Rate(c)

2.72%	7.41%	$2,171,104	0.51%		3.52%		11%
11.35	17.92	2,186,923	0.54		3.63		13
(0.71)	(5.55)	2,035,221	0.54		3.76		20
3.03	5.48	2,130,046	0.52		3.89		17
5.74	2.91	2,150,444	0.51		3.87		11
2.33	(0.77)	260,790	0.78(d	)	2.79(d	)	13
11.38	22.81	262,190	0.73		3.61		31
(1.31)	(11.54)	244,612	0.80		4.26		30
3.02	5.71	256,281	0.81		4.45		16
4.90	2.99	247,394	0.71		4.38		12

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NUV		NUW
Year Ended 10/31:		Year Ended 10/31:
2020	0.02%	2020	0.01%
2019	0.04	2019	0.07
2018	0.03	2018	0.10
2017	0.01	2017	0.06
2016	0.01	2016	0.03

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(d)
During the period ended October 31, 2020, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect the voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

Ratios to Average Net Assets
		Net
		Investment
NUW	Expenses	Income (Loss)
Year Ended 10/31:
2020	0.82%	2.75%

*	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:
					Less Distributions
		Investment Operations			to Common Shareholders			Common Share
									Premium
									from
						From			Shares
	Beginning	Net	Net		From	Accumu-			Sold
	Common	Investment	Realized/		Net	lated Net		Shelf	through			Ending
	Share	Income	Unrealized		Investment	Realized		Offering	Shelf		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering		NAV	Price
NMI
Year Ended 10/31:
2020	$11.32	$0.41	$(0.20)	$0.21	$(0.41)	$(0.04)	$(0.45)	$—	$—	*	$11.08	$11.31
2019	10.92	0.43	0.47	0.90	(0.43)	(0.07)	(0.50)	—	—	*	11.32	11.33
2018	11.38	0.43	(0.43)	—	(0.46)	—	(0.46)	(0.01)	0.01		10.92	10.09
2017	11.61	0.48	(0.22)	0.26	(0.49)	—	(0.49)	(0.01)	0.01		11.38	11.45
2016	11.47	0.50	0.15	0.65	(0.51)	—	(0.51)	—	—		11.61	12.20
NEV
Year Ended 10/31:
2020	15.23	0.71	(0.18)	0.53	(0.71)	—	(0.71)	—	—		15.05	14.61
2019	14.24	0.73	0.94	1.67	(0.68)	—	(0.68)	—	—		15.23	14.60
2018	15.03	0.75	(0.77)	(0.02)	(0.77)	—	(0.77)	—	—		14.24	12.70
2017	15.58	0.82	(0.55)	0.27	(0.82)	—	(0.82)	—	—		15.03	14.28
2016	15.59	0.85	0.04	0.89	(0.95)	—	(0.95)	—	0.05		15.58	14.75

(a)
Total Return Based on Common Shares NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratio Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(b)	Income (Loss)	Rate(c)

1.86%	3.87%	$101,924	0.74%	3.70%	15%
8.45	17.61	99,822	0.79	3.83	10
(0.05)	(8.14)	95,396	0.89	3.87	17
2.34	(2.04)	97,138	0.79	4.23	12
5.71	15.22	96,532	0.76	4.33	4
3.55	5.03	375,413	1.41	4.73	19
11.92	20.66	379,961	1.61	4.92	11
(0.17)	(5.93)	355,342	1.42	5.14	15
1.93	2.50	375,081	1.14	5.47	8
6.10	1.85	388,835	1.03	5.44	6

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NMI		NEV
Year Ended 10/31:		Year Ended 10/31:
2020	—%	2020	0.45%
2019	—	2019	0.61
2018	—	2018	0.40
2017	—	2017	0.17
2016	0.03	2016	0.07

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
• Nuveen Municipal Value Fund, Inc. (NUV)
• Nuveen AMT-Free Municipal Value Fund (NUW)
• Nuveen Municipal Income Fund, Inc. (NMI)
• Nuveen Enhanced Municipal Value Fund (NEV)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NUV and NMI were incorporated under the state laws of Minnesota on April 8, 1987 and February 26, 1988, respectively. NUW and NEV were organized as Massachusetts business trusts on November 19, 2008 and July 27, 2009, respectively.
The end of the reporting period for the Funds is October 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Merger
During August 2020, the Funds’ Board of Directors/Trustees (the “Board”) approved a merger for NUW (the “Merger”). The Merger is intended to create a larger fund with lower operating expenses and increased trading volume on the exchange for common shares. The approved Merger is as follows:
Target Funds	Acquiring Fund
Nuveen New Jersey Municipal Value Fund (NJV)	NUW
Nuveen Pennsylvania Municipal Value Fund (NPN)

The Merger is subject to customary conditions, including shareholder approval at annual shareholder meetings.
Upon the closing of the Mergers, the Target Funds will transfer their assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Funds. The Target Funds will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds will become shareholders of the Acquiring Fund. Holders of common shares of the Target Funds will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which is equal to the aggregate NAV of the common shares of the Target Funds held immediately prior to the Mergers (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ the Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.

Notes to Financial Statements (continued)
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:
NUV	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$2,183,179,173		$—		$2,183,179,173
NUW
Long-Term Investments*:
Municipal Bonds	$—	$259,838,114		$—		$259,838,114
Investments in Derivatives:
Futures Contracts****	175,287	—		—		175,287
Total	$175,287	$259,838,114		$—		$260,013,401
NMI
Long-Term Investments*:
Municipal Bonds	$—	$101,259,489		$—		$101,259,489
NEV
Long-Term Investments*:
Municipal Bonds	$—	$498,236,921		$3,304	**	$498,240,225
Common Stock	—	5,173,100	***	—		5,173,100
Total	$—	$503,410,021		$3,304		$503,413,325
*    Refer to the Fund’s Portfolio of Investments for state classifications.
**   Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
***  Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
**** Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

Notes to Financial Statements (continued)
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	NUV	NUW	NMI	NEV
Floating rate obligations: self-deposited Inverse Floaters	$29,705,000	$2,000,000	$ —	$137,927,000
Floating rate obligations: externally-deposited Inverse Floaters	—	—	—	62,405,000
Total	$29,705,000	$2,000,000	$ —	$200,332,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	NUV	NUW	NMI	NEV
Average floating rate obligations outstanding	$29,705,000	$2,000,000	$ —	$128,206,467
Average annual interest rate and fees	1.20%	1.19%	—%	1.32%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility for any of the funds.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations – Recourse Trusts	NUV	NUW	NMI	NEV
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$29,705,000	$2,000,000	$ —	$129,927,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	—	59,895,000
Total	$29,705,000	$2,000,000	$ —	$189,822,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:
	NUV	NUW	NMI	NEV
Purchases	$239,519,186	$34,497,601	$19,301,423	$122,831,281
Sales and maturities	237,835,532	36,172,429	14,918,422	94,577,396
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current reporting period, NUW managed the duration of its portfolio by shorting interest rate futures contracts.

Notes to Financial Statements (continued)
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
NUW
Average notional amount of futures contracts outstanding*	$36,129,554
*
The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
NUW
Interest rate	Futures contracts	Receivable for variation margin	175,287	—	$ —
		on futures contracts*

*
Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
			Net Realized	Change in Net Unrealized
	Underlying Risk	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Fund	Exposure	Instrument	Futures Contracts	Futures Contracts
NUW	Interest rate	Futures contracts	$(2,192,608)	$(91,878)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Share Equity Shelf Programs and Offering Costs
The following Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during a current and/or prior fiscal period.
Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event each Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	NUW		NMI
	Year	Year	Year		Year
	Ended	Ended	Ended		Ended
	10/31/20	10/31/19	10/31/20		10/31/19
Additional authorized common shares	1,500,000	1,500,000	2,200,000	*	800,000
Common shares sold	—	109,938	371,496		72,629
Offering proceeds, net of offering costs	$—	$1,920,037	$4,240,676		$828,032

*
Represents additional authorized common shares for the period September 23, 2020 through October 31, 2020. An additional 800,000 common shares were authorized for the period November 1, 2019 through March 8, 2020.

Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Share Transactions
Transactions in common shares during the Funds’ current and prior fiscal period, where applicable, were as follows:
	NUV		NUW		NMI
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/20	10/31/19	10/31/20	10/31/19	10/31/20	10/31/19
Common shares:
Issued to shareholders due to reinvestment of distributions	199,565	—	—	7,010	11,464	6,120
Sold through shelf offering	—	—	—	109,938	371,496	72,629
Weighted average common share:
Premium to NAV per shelf offering common share sold	—%	—%	—%	5.25%	1.73%	1.40%
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of NUW the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2020.

Notes to Financial Statements (continued)
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.
	NUV	NUW	NMI	NEV
Tax cost of investments	$1,922,960,733	$226,715,108	$94,770,155	$344,907,337
Gross unrealized:
Appreciation	$244,937,680	$32,367,716	$6,922,145	$29,358,371
Depreciation	(14,424,180)	(1,069,418)	(432,811)	(8,777,576)
Net unrealized appreciation (depreciation) of investments	$230,513,500	$31,298,298	$6,489,334	$20,580,795
Permanent differences, primarily due to taxable market discount, paydowns, nondeductible reorganization expenses, and distribution reallocations resulted in reclassifications among the Funds’ components of net assets as of October 31, 2020, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2020, the Funds’ tax year end, were as follows:
	NUV	NUW	NMI	NEV
Undistributed net tax-exempt income[1]	$9,806,945	$—	$235,850	$2,486,029
Undistributed net ordinary income[2]	1,190,676	400,577	65,337	2,945,917
Undistributed net long-term capital gains	—	—	—	3,579,574
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2020 and paid on November 2, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended October 31, 2020 and October 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020	NUV	NUW	NMI	NEV
Distributions from net tax-exempt income[3]	$74,458,618	$7,373,541	$3,701,146	$17,589,798
Distributions from net ordinary income[2]	2,536,534	12,114	813	—
Distributions from net long-term capital gains[4]	—	—	315,472	—
2019	NUV	NUW	NMI	NEV
Distributions from net tax-exempt income	$75,629,909	$9,785,093	$3,665,241	$16,589,036
Distributions from net ordinary income[2]	1,327,761	346,584	111,090	327,110
Distributions from net long-term capital gains	—	1,576,014	628,561	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2020, as Exempt Interest Dividends.
[4]
The Funds hereby designate as long-term capital gains dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2020.

As of October 31, 2020, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NUV	NUW	NMI
Not subject to expiration:
Short-term	$12,720,858	$79,531	$212,201
Long-term	11,849,530	—	823
Total	$24,570,388	$79,531	$213,024
During the Funds’ tax year ended October 31, 2020, the following Fund utilized capital loss carryforwards as follows:
NEV
Utilized capital loss carryforwards	$5,138,903

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NUV a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for NUV is calculated according to the following schedule:
NUV
Average Daily Net Assets	Fund-Level Fee Rate
For the first $500 million	0.1500%
For the next $500 million	0.1250
For net assets over $1 billion	0.1000
In addition, NUV pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:
NUV
Gross Interest Income	Gross Income Fee Rate
For the first $50 million	4.125%
For the next $50 million	4.000
For gross income over $100 million	3.875

The annual fund-level fee, payable monthly, for NUW, NMI and NEV is calculated according to the following schedules:
NUW
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NMI
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For net assets over $5 billion	0.3625

NEV
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

Notes to Financial Statements (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NUV and NMI):
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of October 31, 2020, the complex- level fee rate for each Fund was 0.1572%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the following Funds engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades	NUV	NUW	NMI
Purchases	$301,030	$667,911	$2,715,545
Sales	317,475	704,398	1,898,552
8. Borrowing Arrangements

Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:
	NUV	NMI	NEV
Maximum outstanding balance	$12,800,000	$332,736	$10,900,000
During each Fund’s utilization period(s), during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	NUV	NMI	NEV
Utilization period (days outstanding)	20	2	2
Average daily balance outstanding	$11,822,458	$332,736	$10,900,000
Average annual interest rate	1.70%	2.76%	2.66%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update (Unaudited)
Current Investment Objectives, Investment Policies and Principal Risks of the Funds
NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)
Investment Objectives
The Fund’s primary investment objective is current income exempt from federal income tax. The Fund’s secondary objective is the enhancement of portfolio value through selection of tax-exempt bonds and municipal market sectors. The Fund seeks to achieve its investment objectives by investing in a portfolio of municipal securities, a significant portion of which the Fund’s investment sub-adviser believes are underrated and undervalued, based upon its bottom-up, research-driven investment strategy.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities, the income from which is exempt from regular federal income taxes.
The Fund generally invests in municipal securities with intermediate or long-term maturities, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•    The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.
•    The Fund will invest at least 80% of its Managed Assets in investment grade quality municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rate such securities, or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser (such securities are commonly referred to as split-rated securities).
•    The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) by all NRSROs or are unrated but judged to be of comparable quality by the Fund’s sub-adviser; however, the Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•    The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•    The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.
•    The Fund will not invest more than 10% of its Managed Assets in “tobacco settlement bonds.”
•    The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
•    The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change a policy without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond (“TOB”) Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.
The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.
The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
Use of Leverage
As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest (“Preferred Shares”) or debt instruments. However, the Fund may borrow for temporary or emergency purposes and invest in certain

Shareholder Update (Unaudited) (continued)
instruments, including inverse floating rate securities that have the economic effect of leverage. The Fund may source leverage through investments in inverse floating rate securities, which have the economic effect of leverage. The amount of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.
NUVEEN AMT-FREE MUNICIPAL VALUE FUND (NUW)
Investment Objectives
The Fund’s primary investment objective is to provide current income exempt from regular federal income tax. The Fund’s secondary investment objective is to enhance portfolio value and total return.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes. Generally, the Fund expects to be fully invested (at least 95% of its assets) in such municipal securities.
The Fund generally invests in municipal securities with intermediate or long-term maturities in order to maintain an average effective maturity of at least 15 years, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•    The Fund will invest at least 80% of its Managed Assets in investment grade quality municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO that rate such securities, or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser (such securities are commonly referred to as split-rated securities).
•    The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) by all NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser; however, the Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•    The Fund will not invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.
•    The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
•    The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•    The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin and no more than 5% of its Managed Assets in any one issuer.

•    The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change a policy without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.
The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Shareholder Update (Unaudited) (continued)
Use of Leverage
As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes and invest in certain instruments, including inverse floating rate securities that have the economic effect of leverage. The Fund may source leverage through investments in inverse floating rate securities, which have the economic effect of leverage. The amount of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may up to 100% of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.
NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)
Investment Objective
The Fund’s investment objective is a high level of current income exempt from federal income tax, which the Fund seeks to achieve by investing primarily in a diversified portfolio of tax-exempt municipal obligations.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.
The Fund generally invests in municipal securities with intermediate or long-term maturities, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•    The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.
•    The Fund will invest at least 80% of its Managed Assets in investment grade quality municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO that rate such securities, or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser (such securities are commonly referred to as split-rated securities).
•    The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) by all NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser; however, the Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•    The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
•    The Fund may invest up to 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.
•    The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•    The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change a policy without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments.

Shareholder Update (Unaudited) (continued)
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes and invest in certain instruments, including inverse floating rate securities that have the economic effect of leverage. The Fund may source leverage through investments in inverse floating rate securities, which have the economic effect of leverage. The amount of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.
Additional Information Regarding Nuveen Municipal Income Fund, Inc. (NMI)
SUMMARY OF FUND EXPENSES
The purpose of the table and the examples below is to help you understand all fees and expenses that you, as a shareholder of Common Stock, would bear directly or indirectly. The table shows the expenses of the Fund as a percentage of the average net assets applicable to Common Stock, and not as a percentage of total assets or net assets.
Shareholder Transaction Expenses (as a percentage of offering price)
Maximum Sales Charge	4.00%*
Dividend Reinvestment Plan Fees(1)	$2.50
*  A maximum sales charge of 4.00% applies only to offerings pursuant to a syndicated underwriting. The maximum sales charge for offerings made at-the-market is 1.00%. There is no sales charge for offerings pursuant to a private transaction.
As a Percentage of
Net Assets
Attributable to
Annual Expenses	Common Stock(2)
Management Fees	0.61%
Interest and Related Expenses from Inverse Floaters(3)	—%
Other Expenses(4)	0.13%
Total Annual Expenses	0.74%
(1)  You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare as agent for the Common Stockholders (the “Plan Agent”), to sell your shares of Common Stock held in a dividend reinvestment account.
(2)  Stated as percentages of average net assets attributable to shares of Common Stock for the fiscal year ended October 31, 2020.
(3)  Currently the Fund does not employ leverage through its investments in inverse floating rate securities. “Interest and Related Expenses from Inverse Floaters” include interest expense attributable to inverse floating rate securities created by selling a fixed-rate bond to a broker dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (“self-deposited inverse floating rate securities”). To the extent the Fund creates self-deposited inverse floating rate securities, the Fund recognizes interest expense because accounting rules require the Fund to treat interest paid by such trusts as having been paid (indirectly) by the Fund. Because the Fund also recognizes a corresponding amount of additional interest earned (also indirectly), the Fund’s NAV, net investment income and total return are not affected by this accounting treatment. The actual “Interest and Related Expenses from Inverse Floaters” incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Fund continues to maintain leverage the cost of which is tied to short-term interest rates, the Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. The Fund’s use of leverage will increase the amount of management fees paid to the Nuveen Fund Advisors and Nuveen Asset Management.
(4)  Other Expenses is based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.
Examples
The following examples illustrate the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the fee table above), if any, that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. Each example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The examples also assume a 5% annual return.(1)

Example # 1 (At-the-Market Transaction)
The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.
1 Year	3 Years	5 Years	10 Years
$17	$33	$51	$101

Example # 2 (Underwriting Syndicate Transaction)
The following example assumes a transaction fee of 4.00%, as a percentage of the offering price.
1 Year	3 Years	5 Years	10 Years
$47	$63	$80	$128

Example # 3 (Privately Negotiated Transaction)
The following example assumes there is no transaction fee.

1 Year	3 Years	5 Years	10 Years
$8	$24	$41	$92
The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.
(1)  The examples assume that all dividends and distributions are reinvested at Common Stock NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
TRADING AND NET ASSET VALUE INFORMATION
The following table shows for the periods indicated: (i) the high and low sales prices for shares of Common Stock reported as of the end of the day on the NYSE, (ii) the high and low NAV of shares of Common Stock, and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage) of shares of Common Stock.

	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
October 2020	$12.00	$11.20	$11.29	$11.06	7.72%	(0.18)%
July 2020	$11.50	$10.17	$11.21	$10.59	3.14%	(4.83)%
April 2020	$11.74	$9.35	$11.57	$10.18	7.61%	(13.10)%
January 2020	$11.63	$11.17	$11.41	$11.25	1.94%	(1.24)%
October 2019	$11.70	$11.28	$11.45	$11.27	2.36%	(0.44)%
July 2019	$11.44	$10.99	$11.30	$11.15	1.24%	(1.79)%
April 2019	$11.06	$10.61	$11.14	$10.96	(0.25)%	(3.60)%
January 2019	$10.62	$10.02	$11.02	$10.89	(3.19)%	(8.49)%

The NAV per share, the market price, and percentage of premium/(discount) to NAV per share of the Fund’s Common Stock on October 31, 2020 was $11.08, $11.31 and 2.08%, respectively. As of October 31, 2020, the Fund had 9,198,041, shares of Common Stock outstanding and net assets applicable to Common Stock of $101,924,227.
Shares of closed-end investment companies, including the Fund, may frequently trade at prices lower than NAV, the Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of shares of Common Stock, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.
UNRESOLVED STAFF COMMENTS
The Fund does not believe that there are any material unresolved written comments, received 180 days or more before October 31, 2020 from the Staff of the SEC regarding any of the Fund’s periodic or current reports under the Securities Exchange Act or the Investment Company Act, or its registration statement.

Shareholder Update (Unaudited) (continued)
NUVEEN ENHANCED MUNICIPAL VALUE FUND (NEV)
Investment Objectives
The Fund’s primary investment objective is to provide current income exempt from regular federal income tax. The Fund’s secondary investment objective is to enhance portfolio value and total return.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.
The Fund will invest primarily in municipal securities with intermediate or long-term maturities in order to maintain an average effective maturity of at least 15 years, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.
Under normal circumstances:
•     The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.
•     The Fund will invest at least 80% of its Managed Assets in investment grade quality municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO that rate such securities, or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser (such securities are commonly referred to as split-rated securities).
•     The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) by all NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•     The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin and no more than 5% of its Managed Assets in any one issuer.
•     The Fund also may invest up to 20% of its Managed Assets in certain derivative instruments in pursuit of its investment objectives, excluding inverse floating rate securities. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund’s sub-adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset.
•     The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.
•     The Fund will not invest more than 10% of its Managed Assets in “tobacco settlement bonds.”
•     The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•     The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
•     The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change a policy without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class.

Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities and borrowings. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update (Unaudited) (continued)
PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

	Nuveen	Nuveen	Nuveen	Nuveen
	Municipal	AMT-Free	Municipal	Enhanced
	Value	Municipal	Income	Municipal Value
	Fund, Inc.	Value Fund	Fund, Inc.	Fund
Risk	(NUV)	(NUW)	(NMI)	(NEV)
Portfolio Level Risks
Alternative Minimum Tax Risk	—	X	X	X
Below Investment Grade Risk	X	X	X	X
Call Risk	X	X	X	X
Credit Risk	X	X	X	X
Credit Spread Risk	X	X	X	X
Defaulted and Distressed Securities Risk	X	—	—	X
Deflation Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Distressed Securities Risk	—	X	X	—
Duration Risk	X	X	X	X
Economic Sector Risk	X	X	X	X
Financial Futures and Options Risk	—	X	—	—
Hedging Risk	X	X	X	X
Illiquid Investments Risk	X	X	—	X
Income Risk	X	X	X	X
Inflation Risk	X	X	X	X
Insurance Risk	X	X	—	X
Interest Rate Risk	X	X	X	X
Inverse Floating Rate Securities Risk	X	X	X	X
Municipal Securities Market Liquidity Risk	X	X	X	X
Municipal Securities Market Risk	X	X	X	X
Other Investment Companies Risk	X	—	—	X
Puerto Rico Municipal Securities Market Risk	X	X	X	X
Reinvestment Risk	X	X	X	X
Sector and Industry Risk	X	X	X	X
Sector Focus Risk	X	X	X	X
Special Risks Related to Certain Municipal Obligations	X	X	X	X
Swap Transactions Risk	X	X	—	X
Tax Risk	X	X	X	X
Taxability Risk	X	X	X	X
Tobacco Settlement Bond Risk	X	X	X	X
Valuation Risk	X	X	X	X
Zero Coupon Bonds Risk	X	X	X	X

	Nuveen	Nuveen	Nuveen	Nuveen
	Municipal	AMT-Free	Municipal	Enhanced
	Value	Municipal	Income	Municipal Value
	Fund, Inc.	Value Fund	Fund, Inc.	Fund
Risk	(NUV)	(NUW)	(NMI)	(NEV)
Fund Level and Other Risks
Anti-Takeover Provisions	X	X	X	X
Counterparty Risk	X	X	X	X
Cybersecurity Risk	X	X	X	X
Economic and Political Events Risk	X	X	X	X
Global Economic Risk	X	X	X	X
Investment and Market Risk	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X
Leverage Risk	X	X	X	X
Market Discount from Net Asset Value	X	X	X	X
Recent Market Conditions	X	X	X	X
Reverse Repurchase Agreement Risk	—	—	—	X

Portfolio Level Risks:
Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Defaulted and Distressed Securities Risk. The Fund may invest in securities of an issuer that is in default or that is in bankruptcy or insolvency proceedings at the time of purchase. In addition, the Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings, but may later become so. Moreover, the Fund may invest in low-rated securities that, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Shareholder Update (Unaudited) (continued)
Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.
It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.
Distressed Securities Risk. The Fund may invest in low-rated securities or securities unrated but judged by the sub-adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.
Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the 1933 Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid investments involve the risk that the investments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the investments on its books from time to time.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.
Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.
Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:
•     If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
•     If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
•     If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly

Shareholder Update (Unaudited) (continued)
in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.
Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.
Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.
These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Sector and Industry Risk. Subject to the concentration limits of the Fund’s investment policies and guidelines, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Sector Focus Risk. At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.
Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.
Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.
Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.
Tobacco Settlement Bond Risk. The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Level and Other Risks:
Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.
Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund

Shareholder Update (Unaudited) (continued)
assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
The SEC recently adopted rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. The full impact of such rules is uncertain at this time. It is possible that such rules, as interpreted, applied and enforced by the SEC, could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.
Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the sub-advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-advisor to leverage the Fund or increase the Fund’s leverage.
Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions. In response to the financial crisis and recent market events, policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy may affect the value, volatility and liquidity of dividend and interest paying securities. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets.
The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.
DIVIDEND REINVESTMENT PLAN
Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be

Shareholder Update (Unaudited) (continued)
times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.
CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Amended and Restated By-Laws
On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of the Nuveen AMT-Free Municipal Value Fund and the Nuveen Enhanced Municipal Value Fund (each a “Fund” and collectively the “Funds”) long-term shareholders, the Board of Trustees of each Fund adopted Amended and Restated By-Laws.
Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of a Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of a Fund in any of the following ranges:
(i) one-tenth or more, but less than one-fifth of all voting power;
(ii) one-fifth or more, but less than one-third of all voting power;
(iii) one-third or more, but less than a majority of all voting power; or
(iv) a majority or more of all voting power.
The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Funds’ Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Funds with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund Information (Unaudited)

Board of Directors/Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Mathew Thornton III*	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Effective November 16, 2020

Investment Adviser	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street		Company, N.A.
	Boston, MA 02111		Chicago, IL 60601		150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NUV	NUW	NMI	NEV
Common shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
■ Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
■ Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
■ Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
■ Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
■ Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
■ Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
■ Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■ Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
■ Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■ S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
■ Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process (Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Boards of Trustees or Directors, as applicable (collectively, the “Board” and each Trustee or Director, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; overall market and regulatory developments; the management of leverage financing; and the secondary market trading of the closed-end funds and any actions to address discounts.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A.   Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers); and providing leverage, capital and distribution management services.
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•  Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; reviewing and updating investment policies and benchmarks; and integrating certain investment teams and changing the portfolio managers serving various funds;
•  Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•  Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
•  Risk Management and Valuation Services - continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•  Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•  Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•  Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•  Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds; and
•  with respect specifically to closed-end funds, such initiatives also included:
•• Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, managing leverage exposure and costs through various providers, and managing and adapting tender option bond structures to comply with regulations and developing further relationships with leverage providers;
•• Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases as appropriate to address discounts, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
•• Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B.   The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade is reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Municipal Value Fund, Inc. (the “Municipal Value Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2019, the Fund ranked in the third quartile for the three- and five-year periods ended December 31, 2019. The Fund also outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2020. Further, the Fund ranked in the first quartile of its

Performance Peer Group for the one-year period ended March 31, 2020 and second quartile for the three- and five-year periods ended March 31, 2020. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.
For Nuveen AMT-Free Municipal Value Fund (the “AMT-Free Municipal Value Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2020, the Fund outperformed its benchmark for the three- and five-year periods ended March 31, 2020. The Fund further ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.
For Nuveen Municipal Income Fund, Inc. (the “Municipal Income Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-year period ended December 31, 2019, the Fund outperformed its benchmark for the three- and five-year periods ended December 31, 2019. The Fund further ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark and the Fund ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.
For Nuveen Enhanced Municipal Value Fund (the “Enhanced Municipal Value Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2020, the Fund outperformed its benchmark for the three- and five-year periods ended March 31, 2020. The Fund also ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
C.   Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition,

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that (a) the Municipal Value Fund, the AMT-Free Municipal Value Fund and the Municipal Income Fund each had a net management fee and a net expense ratio that were below the respective peer averages; and (b) the Enhanced Municipal Value Fund had a net management fee that was slightly higher than the peer average, but a net expense ratio that was in line with the peer average.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D.   Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Board noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E.    Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); Director, Quality Control Corporation (manufacturing)
333 W. Wacker Drive	Chairman and	2008	(since 2012); member: Catalyst Schools of Chicago Board (since 2008)	150
Chicago, IL 6o6o6	Board Member	Class II	and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC
(information technology services firm to government entities) (2010-2019);
formerly, Director, Legal & General Investment Management America, Inc.
(asset management) (2008-2013); formerly, CEO and President, Northern
Trust Global Investments (financial services) (2004-2007): Executive Vice
President, Quantitative Management & Securities Lending (2000-2004);
prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds
Board (2005-2007), Northern Trust Global Investments Board (2004-2007),
Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc.
Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

■ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Director and Chairman,
333 W. Wacker Drive	Board Member	1999	United Fire Group, a publicly held company; Director, Public Member,	150
Chicago, IL 6o6o6		Class III	American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe
College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly,
Director, Alliant Energy and The Gazette Company (media and publishing);
formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., (regional financial services firm).

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	150
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006);
previously, Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007),
Credit Research Center at Georgetown University.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019), and
333 W. Wacker Drive	Board Member	2016	Director (2012-2019), USA Technologies, Inc., (provider of solutions	150
Chicago, IL 6o6o6		Class III	and services to facilitate electronic payment transactions); formerly,
Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (telecommunication services) including Consultant (2011-2012), Chief Operating Officer
(2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon Communications,
Inc. (2000-2003); formerly, President, One Point Services at One Point
Communications (telecommunication services) (1999- 2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996)
and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation
(consumer electronics).

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which
1962			develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients) (since 2008); served on The President’s Council of Fordham	150
Chicago, IL 6o6o6		Class II	University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009- 2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP.
(2012-2014); former Chair of the Board of Trustees of Marian University
(2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive
Officer of ABN AMRO Bank N.V., North America, and Global Head of
the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing
1947			natural land and water conservation in the U.S.) (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Board Member, U.S. Endowment for Forestry and Communities (national	150
Chicago, IL 6o6o6		Class I	endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.)
(2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy
Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director,
Great Lakes Protection Fund (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); former Director,
333 W. Wacker Drive	Board Member	2007	Cboe, Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May	150
Chicago, IL 6o6o6		Class I	2020); formerly, Commissioner, New York State Commission on
Public Authority Reform (2005-2010).

■ MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer
1958			(2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation
333 West Wacker Drive	Board Member	2020	(“FedEx”) (provider of transportation, e-commerce and business services	150
Chicago, IL 60606		Class III	through its portfolio of companies); formerly, Senior Vice President, U.S.
Operations (2006-2018), Federal Express Corporation, a subsidiary of
FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids
Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams
Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since November 2020), Crown Castle International
Corp. (owns, operates and leases cell towers and fiber routes supporting small cells and fiber solutions).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,	150
Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers &
Acquisitions Group) (2005-2014); Member of the Board of Trustees
of New York-Presbyterian Hospital (since 2005); Member (since 2004)
and Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

■ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	2017	and Principal Executive Officer (2013-2016), and Senior Vice President	150
Chicago, IL 6o6o6		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P.Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution
Services, Inc. (financial services) (formerly, One Group Dealer Services,
Inc.) (1999-2017).

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

■ DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2020); Managing Director (since 2017),
1963	Chief		formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
333 W. Wacker Drive	Administrative	2015
Chicago, IL 6o6o6	Officer

■ MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund
1979	Vice President		Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and
901 Marquette Avenue	and Assistant	2013	Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management
Minneapolis, MN 55402	Secretary		(since 2018).

■ DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice
1978	Vice President		President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel
333 W. Wacker Drive	and Assistant	2017	of Jackson National Asset Management (2012-2017).
Chicago, IL 6o6o6	Secretary

■ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice
1979			President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC;
333 W. Wacker Drive	Vice President		Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer	2016

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen
1961			Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017),
1974			formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017),
333 W. Wacker Drive	Vice President	2019	formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified
Chicago, IL 6o6o6			Financial Risk Manager.

■ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing
1963			Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model
8500 Andrew	Vice President	2019	Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Carnegie Blvd.
Charlotte, NC 28262

■ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and
333 W. Wacker Drive	and Assistant	2007	Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008-2016); Senior Managing Director (since 2017), and Secretary (since 2016)
of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President
(2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior
Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); Senior Managing Director (since 2017)
and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President
(2016- 2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa
Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior
Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

■ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017);
1973			Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers
8500 Andrew	Vice President	2019	Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since
Carnegie Blvd.			2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate
Charlotte, NC 28262			Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

■ DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since November 2020); Executive Vice President, Global
1969			Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC
730 Third Avenue	Vice President	2020	since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director,
New York, NY 10017			(Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone
Group (2013-2017)

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing
1971	Vice President		Director (since 2017), formerly, Senior Vice President (2016-2017), General Counsel (since 2020),
333 W. Wacker Drive	and Assistant	2008	formerly, Co-General Counsel (2019-2020) and Assistant Secretary (since 2016) of Nuveen
Chicago, IL 6o6o6	Secretary		Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of
Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017), formerly, Senior
Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General
Counsel (2008-2016) of Nuveen.

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President
1975			(2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly,
1973	Vice President		Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisers, LLC; Principal
8500 Andrew	and Controller	2019	Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds,
Carnegie Blvd.			the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the
Charlotte, NC 28262			CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund
1968	Vice President		Advisors, LLC (since 2009); Vice President, Associate General Counsel and Assistant Secretary of
333 W. Wacker Drive	and Secretary	2008	Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General
Chicago, IL 60606			Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.

■ GIFFORD R. ZIMMERMAN			Formerly: Managing Director (2002-2020) and Assistant Secretary of Nuveen Securities, LLC;
1956	Vice President		Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-
333 W. Wacker Drive	and Chief	1988	2020) of Nuveen Fund Advisors, LLC; Managing Director (2004-2020) and Assistant Secretary
Chicago, IL 60606	Compliance Officer		(1994-2020) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate
General Counsel of Nuveen Asset Management, LLC (2011-2020); Vice President (2017-2020)
Managing Director (2003-2017) and Assistant Secretary (2003-2020) of Symphony Asset
Management LLC; Vice President and Assistant Secretary of NWQ Investment Management
Company, LLC, Santa Barbara Asset Management, LLC (2006-2020) and of Winslow Capital
Management, LLC (2010-2020); Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
EAN-A-1020D 1434969-INV-Y-12/21

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Municipal Income Fund, Inc.

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
October 31, 2020	$22,860	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2019	$22,420	$5,500	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2020	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2019	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2020	$ 0	$ 0	$ 0	$ 0
October 31, 2019	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1).   PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individual at the Sub-Adviser has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Christopher L. Drahn, CFA, Managing Director at Nuveen Asset Management, manages tax-exempt fixed income portfolios as well as mutual funds and closed-end funds.  He began working in the financial industry when he joined FAF Advisors in 1980.  Chris became a portfolio manager in 1988.  He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota.  Chris holds the Chartered Financial Analyst designation.
Item 8(a)(2).   OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS
In addition to the Fund, as of October 31, 2020, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Christopher L. Drahn	Registered Investment Company	9	$15.26 billion
	Other Pooled Investment Vehicles	0	$ 0
	Other Accounts	2	$117 million
*	Assets are as of October 31, 2020. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:
Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.
Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.
There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).   OWNERSHIP OF NMI SECURITIES AS OF OCTOBER 31, 2020.

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Christopher L. Drahn	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Income Fund, Inc.

By (Signature and Title) /s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: April 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: April 29, 2021

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: April 29, 2021